Exhibit 99.1
AMENDED AND RESTATED
FORBEARANCE AGREEMENT AND AMENDMENT

This AMENDED AND RESTATED FORBEARANCE AGREEMENT AND AMENDMENT (hereinafter, this “Agreement”) made this __ day of January, 2011 by and among:

YA GLOBAL INVESTMENTS, L.P., formerly known as Cornell Capital Partners, LP (hereinafter, the “Lender”), a Cayman Island exempt limited partnership with offices located at 101 Hudson Street Suite 3700, Jersey City, New Jersey 07302;

CIRTRAN CORPORATION, also known as Cirtran Corp. (hereinafter, the “Borrower”), a Nevada corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128;

RACORE NETWORK, INC. (hereinafter, “Racore”), a Utah corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128;

CIRTRAN - ASIA, INC. (hereinafter, “Asia”), a Utah corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128;

CIRTRAN BEVERAGE CORP. (hereinafter, “Beverage”), a Utah corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128;

CIRTRAN MEDIA CORP. (hereinafter, “Media”), a Utah corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128;

CIRTRAN ONLINE CORP. (hereinafter, “Online”), a Utah corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128;

CIRTRAN PRODUCTS CORP. (hereinafter, “Products”), a Utah corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128; and

CIRTRAN CORPORATION (hereinafter, “Cirtran Sub”, and together with Racore, Asia, Beverage, Media, Online and Products, collectively, jointly and severally, the “Guarantors”), a Utah corporation with its principal office located at 4125 S. 6000 W., West Valley City, Utah 84128.

Background

Reference is made to certain financing arrangements entered into by and among the Borrower, the Guarantors, and the Lender evidenced by, among other documents, instruments, and agreements, the following (hereinafter, collectively, together with all other documents, instruments, and agreements executed in connection therewith or related thereto, as amended and in effect as of the date hereof, the “Financing Documents”):

(a)
Securities Purchase Agreement dated as of May 26, 2005 (hereinafter, the “5/26/05 SPA”), originally entered into by and between the Borrower and Highgate House Funds, Ltd. (hereinafter, “Highgate”) and thereafter assigned to the Lender;

(b)
Secured Convertible Debenture dated May 26, 2005 (hereinafter, as amended and in effect, the “$3.75M Debenture”), originally issued by the Borrower to Highgate pursuant to the 5/26/05 SPA in the original principal amount of $3,750,000.00 and thereafter assigned to the Lender;

(c)
Investor Registration Rights Agreement dated as of May 26, 2005 (hereinafter, as amended and in effect, the “5/26/05 IRRA”), originally entered into by and between the Borrower and Highgate and thereafter assigned to the Lender;

(d)	Security Agreement dated as of May 26, 2005 (hereinafter, the “Highgate Security Agreement”), originally entered into by and between the Borrower and Highgate and thereafter assigned to the Lender;

(e)	Securities Purchase Agreement dated as of December 30, 2005 (hereinafter, the “12/30/05 SPA”), entered into by and between the Borrower and the Lender;

(f)
Secured Convertible Debenture dated December 30, 2005 (hereinafter, as amended and in effect, the “First $1.5M Debenture”), issued by the Borrower to the Lender pursuant to the 12/30/05 SPA in the original principal amount of $1,500,000.00;

(g)	Investor Registration Rights Agreement dated as of December 30, 2005 (hereinafter, as amended and in effect, the “12/30/05 IRRA”), entered into by and between the Borrower and the Lender;

(h)	Warrant dated December 30, 2005, executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 10,000,000 shares of the Borrower’s common stock;

(i)	Securities Purchase Agreement dated as of August 23, 2006 (hereinafter, the “8/23/06 SPA”), entered into by and between the Borrower and the Lender;

(j)
Secured Convertible Debenture dated August 23, 2006 (hereinafter, as amended and in effect, the “Second $1.5M Debenture”, and together with the $3.75M Debenture and the First $1.5M Debenture, collectively, the “Debentures”), issued by the Borrower to the Lender pursuant to the 8/23/06 SPA in the original principal amount of $1,500,000.00;

(k)
Amended and Restated Investor Registration Rights Agreement dated as of August 23, 2006 (hereinafter, as amended and in effect, the “8/23/06 IRRA”, and together with the 5/26/05 IRRA and the 12/30/05 IRRA, collectively, the “IRRAs”), entered into by and between the Borrower and the Lender;

(l)	Warrant dated August 23, 2006, executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 15,000,000 shares of the Borrower’s common stock, as amended;

(m)	Amended and Restated Security Agreement dated as of August 23, 2006 (hereinafter, as amended and in effect, the “YA Security Agreement”), entered into by and between the Borrower and the Lender;

(n)	Amendment to Debenture and Investor Registration Rights Agreement dated as of October 30, 2006, entered into by and between the Borrower and the Lender;

(o)	Agreement dated as of December 31, 2007, entered into by and among the Borrower, Highgate, and the Lender;

(p)	Agreement dated as of October 13, 2008, entered into by and among the Borrower, Highgate, and the Lender;

(q)
Global Guaranty Agreement dated as of August 11, 2009 (hereinafter, as amended and in effect, the “Global Guaranty”), executed and delivered by the Borrower, Racore, Asia, Beverage, Media, Online, and Products to the Lender pursuant to which such parties each unconditionally guaranteed the due payment and performance of all of each of such parties’ obligations to the Lender; and

(r)
Global Security Agreement dated as of August 11, 2009 (hereinafter, as amended and in effect, the “Global Security Agreement”, and together with the YA Security Agreement and the Highgate Security Agreement, collectively, the “Security Agreements”), entered into by and among the Borrower, Racore, Asia, Beverage, Media, Online, Products, and the Lender.

One or more Events of Default occurred under the Financing Documents prior to the date hereof as a result of the following (hereinafter, collectively, the “Existing Defaults”): (i) the Borrower’s failure to repay the amounts due under the Debentures in full within fifteen (15) days of maturity, (ii) the Borrower’s failure to maintain the requisite number of shares of its stock in accordance with Section 1.03 of the Debentures, (iii) the Borrower’s failure to file a registration statement under the IRRAs, and (iv) the Borrower’s transfer of certain of its assets, including certain equipment, open and active purchase orders relating to the Borrower’s legacy electronics manufacturing business, all parts, materials, and work-in-progress pertaining thereto, and all accounts receivable and future revenue arising therefrom to Katana Electronics, LLC (hereinafter, “Katana”) without the prior consent of the Lender.  Further, as a result of the Borrower’s failure to maintain the requisite number of shares of its stock in accordance with Section 1.03 of the Debentures, the Lender and the Borrower have been unable to convert the Debentures into the Borrower’s common stock in accordance with the provisions of the Debentures.  The Borrower and the Guarantors (hereinafter, collectively, jointly and severally, the “Obligors”) have requested that the Lender (x) forbear from enforcing its rights and remedies under the Financing Documents as a result of the Existing Defaults until December 31, 2011, and (y) amend certain provisions of the Debentures, and the Lender has agreed to do so, but only upon the terms and conditions set forth herein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Global Security Agreement.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Obligors and the Lender as follows:

Acknowledgment of Indebtedness

1.	The Obligors each hereby acknowledge and agree that, in accordance with the terms and conditions of the Financing Documents, they are jointly and severally liable to the Lender as follows:

a.	Owed under the $3.75M Debenture as of December 28, 2010:

Principal	$620,136.00
Interest	$269,812.20
Total	$889,948.20

b.	Owed under the First $1.5M Debenture as of December 28, 2010:

Principal	$1,500,000.00
Interest	$348,291.67
Total	$1,848,291.67

c.	Owed under the Second $1.5M Debenture as of December 28, 2010:

Principal	$1,041,218.00
Interest	$325,086.97
Total	$1,366,304.97

d.
For all interest accruing upon the principal balances of the Debentures from and after December 28, 2010, for all costs, expenses, and costs of collection (including attorneys’ fees and expenses, subject to the provisions of Paragraph 18) and for any fees, applicable redemption premiums, liquidated damages, and other amounts, hereafter accrued or coming due or incurred by the Lender in connection with the Financing Documents.

Hereinafter all amounts due as set forth in this Paragraph 1, and all amounts payable under this Agreement, shall be referred to collectively as the “Obligations”.

Waiver of Claims

2.
The Obligors hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Lender, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, representatives, investors, partners, members, managers, predecessors, successors, and assigns (collectively, the “Lender Parties”) with respect to the Obligations, the Financing Documents, or otherwise, and that if the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Lender Parties, or any one of them, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE the Lender Parties from any liability therefor.

Ratification of Financing Documents; Confirmation of Collateral; Cross-Collateralization; Further Assurances

3.	The Obligors:

a.
Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Financing Documents.  The Obligors further acknowledge and agree that except as specifically modified in this Agreement and the documents, instruments, and agreements incidental hereto or requested hereunder (hereinafter, collectively, the “Forbearance Documents”), all terms and conditions of the Financing Documents shall remain in full force and effect.  In connection therewith, the Borrower further confirms that it executed the Financing Documents under the name Cirtran Corp., that Cirtran Corp. and Cirtran Corporation are the same entity;

b.
Agree that (i) the obligations secured by the Financing Documents include, without limitation, the Obligations, and any future modifications, amendments, substitutions or renewals thereof, and (ii) all collateral, whether now existing or hereafter acquired, granted to the Lender pursuant to the Financing Documents, this Agreement, or otherwise, shall secure all of the Obligations until full, final, and indefeasible payment of the Obligations.  Without limiting the foregoing, and for the avoidance of doubt, the Obligors hereby grant the Lender a security interest in all of their respective assets, whether now existing or hereafter acquired, including, without limitation, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims, and general intangibles, including payment intangibles, and all products and proceeds of the foregoing; and

c.
Shall, from and after the execution of this Agreement, execute and deliver to the Lender whatever additional documents, instruments, and agreements that the Lender may reasonably require in order to correct any document deficiencies, or to vest or perfect the Financing Documents and the collateral granted therein or herein more securely in the Lender and/or to otherwise give effect to the terms and conditions of this Agreement and the other Forbearance Documents, and hereby authorize the Lender to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, the Lender deems necessary to perfect or evidence the Lender’s security interests and liens in any such collateral.  This Agreement constitutes an authenticated record.

Conditions Precedent

4.
The Lender’s agreements as contemplated herein, shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Lender in its sole and exclusive discretion:

a.	The Lender shall have received from the Borrower $225,000.00, in good and collected funds, in accordance with Paragraph 6.b.i hereunder;

b.	The Lender shall have received an updated organizational chart for the Borrower and its subsidiaries, including the Borrower’s ownership percentage in each of its subsidiaries;

c.
The Lender shall have received from the Obligors copies, certified by a duly authorized officer of each of the Obligors to be true and complete as of the date hereof, of each of (i) the governing documents of each of the Obligors as in effect on the date hereof, (ii) the resolutions of each of the Obligors authorizing the execution and delivery of this Agreement and the other Forbearance Documents and the Obligors’ performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized;

d.	The Lender shall have received a guaranty agreement in the form attached hereto as Exhibit “A” from Iehab Hawatmeh (hereinafter, “Hawatmeh”);

e.	The Lender shall have received a pledge agreement in the form attached hereto as Exhibit “B” from Hawatmeh (hereinafter, the “Pledge Agreement”);

f.
A UCC financing statement in a form acceptable to the Lender shall have been filed against Hawatmeh in favor of the Lender and the Lender shall have received evidence satisfactory to the Lender in its sole and exclusive discretion that the security interest granted by Hawatmeh to the Lender in the membership interests of Play Beverages, LLC (hereinafter, “PlayBev”), a Delaware limited liability company, is a valid and continuing first lien on and first perfected security interest in such membership interests;

g.	The Lender shall have received a ratification and joinder agreement in the form attached hereto as Exhibit “C” (hereinafter, the “Ratification and Joinder Agreement”) from the Obligors;

h.
A UCC financing statement in a form acceptable to the Lender shall have been filed against Cirtran Sub in favor of the Lender and the Lender shall have received evidence satisfactory to the Lender in its sole and exclusive discretion that the security interest granted to the Lender by Cirtran Sub in its assets is a valid and continuing first lien on and first perfected security interest in such assets;

i.	The Lender shall have received a current, updated perfection certificate in the form attached hereto as Exhibit “D” from Hawatmeh;

j.
The Borrower shall have executed a confession of judgment and stipulation for entry of writ of replevin in a form substantially the same as the form attached hereto as Exhibit “E”, and the same shall have been filed with the Third Judicial District Court in and for Salt Lake County, State of Utah, Salt Lake Division (hereinafter, the “Utah Court”) in YA Global Investments, L.P. v. Cirtran Corporation and Katana Electronics, LLC, Civil No. 100911400 (hereinafter, the “Utah Case”);

k.
The Utah Court shall have granted judgment in favor of the Lender pursuant to the confession of judgment and issued the order and writ of replevin as an order of the Utah Court (hereinafter, collectively, the “Utah Judgment”);

l.
The Lender shall have received from the Borrower a warrant in the form attached hereto as Exhibit “F” (the “Warrant”), granting the Lender the right to purchase 25,000,000 shares of the Borrower’s common stock;

m.
The Lender shall have received evidence satisfactory to the Lender in its sole and exclusive discretion that a UCC financing statement in the form attached hereto as Exhibit “G” shall have been filed with the Utah Department of Commerce, Division of Corporations and Commercial Code;

n.	PlayBev and Hawatmeh shall have executed and delivered to Lender a Control Agreement in the form attached hereto as Exhibit “H”;

o.	Katana shall have executed and delivered to the Lender an Acknowledgement and Agreement in the form attached hereto as Exhibit “I”;

p.
The Lender shall have received from the Borrower the stock certificates and/or membership interests (as applicable) for all of the stock and/or membership interests (as applicable) held by the Borrower in Cirtran Sub and any other entities in which the Borrower holds an ownership interest, together with triplicate original stock powers for each certificate executed in blank;

q.
The Lender shall have received evidence satisfactory to the Lender in its sole and exclusive discretion that the security interest granted by the Borrower to the Lender in the stock and/or membership interests (as applicable) of Cirtran Sub and any other entities in which the Borrower holds an ownership interest is a valid and continuing first lien on and first perfected security interest in such ownership interests;

r.
All action on the part of the Obligors necessary for the valid execution, delivery, and performance by the Obligors of this Agreement and the other Forbearance Documents shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Lender shall have been provided to the Lender; and

s.
This Agreement, and the other Forbearance Documents, shall be executed and delivered to the Lender by the parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

Amendment of Debentures

5.	The Obligors and the Lender agree that each of the Debentures is hereby amended, effective as of August 11, 2009, as follows:

a.	Section 2.01 of each of the Debentures is hereby deleted in its entirety, and the following inserted in each of the Debentures in place thereof:

“Section 2.01.  Amendments.   This Debenture may only be amended upon the written consent of both the Company and the Holder.”

b.	Section 4.03 of each of the Debentures is hereby deleted in its entirety, and the following inserted in each of the Debentures in place thereof:

“Section 4.03.  [Deleted]”

Repayment of the Obligations

6.	From and after the execution of this Agreement, interest shall accrue upon, and the Borrower shall repay, the Obligations as follows:

a.	Interest shall continue to accrue upon the principal balance of the Obligations at the rate of twelve percent (12%) per annum; and

b.
The Borrower shall make the following payments, which payments shall (unless otherwise indicated below) be applied first to accrued but unpaid interest and then to the principal balance of the Obligations:

i.
$225,000.00, on or before the date of this Agreement to be applied as follows (x) $75,000.00 in reimbursement of the legal fees and expenses incurred by the Lender as required by Paragraph 18, below, and (y) $150,000.00 applied first to accrued but unpaid interest and then to the principal balance of the Obligations;

ii.	$75,000.00 on February 1, 2011;

iii.	$75,000.00 on March 1, 2011;

iv.	$75,000.00 on April 1, 2011;

v.	$200,000.00 on May 1, 2011;

vi.	$200,000.00 on June 1, 2011;

vii.	$200,000.00 on July 1, 2011;

viii.	$200,000.00 on August 1, 2011;

ix.	$200,000.00 on September 1, 2011;

x.	$200,000.00 on October 1, 2011;

xi.	$200,000.00 on November 1, 2011;

xii.	$200,000.00 on December 1, 2011; and

xiii.
the remaining balance of the Obligations shall be paid in full in good and collected funds by federal funds wire transfer on or before the earlier of (i) the occurrence of a Termination Event (as defined below), or (ii) 3:00 P.M. (prevailing Eastern time) on December 31, 2011 (hereinafter, the “Termination Date”).

c.
Provided that no Termination Event has occurred, the Borrower may prepay the Obligations, in whole or in part, at any time without premium or penalty.  Any such prepayment shall not reduce or delay any regularly scheduled payment.

d.
Upon at least five (5) days prior written notice to the Lender, and provided that the Equity Conditions set forth in Paragraph 6.f, below have been satisfied as determined by the Lender in its sole and exclusive discretion, the Borrower may elect to make all or a portion of any payment in shares of the Borrower’s common stock, par value $0.001 per share (hereinafter, the “Common Stock”).  The Borrower shall deliver to the Lender shares of Common Stock with a Preliminary Value (determined in accordance with the following sentence) equal to the portion of the payment that the Borrower has elected to pay in shares of Common Stock.  The preliminary value (hereinafter, the “Preliminary Value”) of the Common Stock delivered to the Lender shall be determined by multiplying the number of shares of Common Stock delivered by the price per share equal to the lowest daily Volume Weighted Average Price (as defined below) for the twenty (20) trading days immediately preceding the date on which the Lender receives such notice from the Borrower.  Each notice to the Lender shall be accompanied by a calculation of the shares of Common Stock to be delivered by the Borrower to the Lender for such payment.  For the purposes hereof, “Volume Weighted Average Price” means the daily dollar volume-weighted average price for the Common Stock on the Primary Market as reported by Bloomberg L.P. through its “Historical Prices – Px Table with Average Daily Volume” functions, or, if no dollar volume-weighted average price is reported for such security by Bloomberg L.P., the dollar volume-weighted average price for such security on the Primary Market as reported by a third party to be agreed to by the Lender and the Borrower and paid for solely by the Borrower or in the absence of a third party, as determined by the Lender itself.  The difference, if any, between the Preliminary Value of the Common Stock delivered to the Lender, and the amount of the applicable payment that is due, shall be paid by the Borrower in cash on or before the applicable due date for such payment.

e.
The Lender shall make commercially reasonable efforts to sell Common Stock delivered to the Lender in accordance with Paragraph 6.d. Within two (2) business days of the last business day of each month, the Lender shall determine the actual proceeds realized from the sale by the Lender of the Common Stock issued to the Lender by the Borrower pursuant to Paragraph 6.d during such month, less actual brokerage commissions and other out-of-pocket costs incurred by the Lender in connection with such sales (hereinafter, the “Actual Value”).  If the Actual Value of the Common Stock which is sold is greater than the Preliminary Value for such Common Stock, then the difference shall be credited by the Lender to the principal balance of the Obligations, but such credit shall not reduce or postpone the monthly payments due under Paragraph 6.b hereof, except that such credit shall reduce the remaining balance to be paid pursuant to Paragraph 6.b.xiii hereof.  If the Actual Value is less than the Preliminary Value, then the Borrower shall remain liable for the difference, and such amount shall be added to the next monthly payment due under Paragraph 6.b hereof and paid by the Borrower in accordance with the terms hereof.  The Lender’s determination of the Actual Value shall be final and binding upon the Borrower in the absence of manifest error in the calculation of the same.  Any Common Stock which is not sold during the calendar month in which it is delivered to the Lender will be accounted for in the method set forth above when it is actually sold.  If there is a failure of an Equity Condition while the Lender is holding any such Common Stock, then (i) the Lender may put the Common Stock back to the Borrower for the amount of the Preliminary Value, (ii) the Borrower shall be required to accept the put of the Common Stock and if the Borrower nevertheless attempts to reject the same, the Borrower shall be deemed to have accepted the same, (iii) no credit against the Obligations will be given to the Borrower on account of the same, and (iv) the Borrower shall have ten (10) calendar days in which to make a payment to the Lender in cash equal to the balance of any scheduled payment left unpaid after the put of such Common Stock back to the Borrower.

f.
The Borrower’s ability to elect to make all or a portion of any payment in shares of Common Stock shall be subject to the following conditions (hereinafter, collectively, the “Equity Conditions”) which shall be satisfied as of each date a payment in shares of Common Stock is made and which shall remain satisfied at all times until such shares of Common Stock have been disposed of by the Lender, unless such Equity Condition(s) shall have been, in the sole and exclusive discretion of the Lender, expressly waived by the Lender in writing:

i.
The maximum number of shares to be issued shall not exceed the lesser of (1) fifteen percent (15%) of the prior calendar month’s total trading volume of the Borrower’s stock as reported by Bloomberg, L.P., and (2) that number of shares of the Common Stock which, upon giving effect to such issuance, would cause the aggregate number of shares of the Common Stock beneficially owned by the Lender and its affiliates to exceed four and ninety nine hundredths percent (4.99%) of the outstanding shares of the Common Stock following such issuance;

ii.
Upon receipt by the Borrower of the representation letter referenced in Paragraph 20.k hereof, the shares of Common Stock shall be issued without restrictive legend, and shall be eligible for sale by the Lender, and at all times until such shares have been sold remain eligible for sale by the Lender, without restriction and without the need for registration under any applicable federal or state securities laws;

iii.
The Borrower shall have no knowledge of any fact that will, or would likely, cause any applicable shares of Common Stock not to be eligible for sale by the Lender without restriction and without the need for registration under any applicable federal or state securities laws;

iv.	The Common Stock is designated for quotation on a Primary Market and shall not be suspended from trading on all Primary Markets;

v.	The Common Stock shall not fail to have a bid price or Volume Weighted Average Price, or fail to maintain a trading market on any Primary Market;

vi.	The Borrower shall be able to validly issue or transfer shares of Common Stock as contemplated hereunder pursuant to federal or state law, and the Borrower’s organizational documents;

vii.	The market price for such shares is not less than par value;

viii.	No Termination Event has occurred; and

ix.
The Common Stock has not been categorized as “Caveat Emptor” by Pink OTC Markets, Inc. (or any successor entity) or any other similar category or classification by Pink OTC Markets, Inc (or any successor entity) or any other Primary Market.

g.
For the purposes of this Agreement, “Primary Market” means any of (a) the NYSE Amex (b) the New York Stock Exchange, (c) the Nasdaq Stock Market, or (d) Pink OTC Markets, Inc. (or any successor entity) (including the OTCQX, OTC Bulletin Board, and the Pink Sheets).

Increase in Authorized Shares of the Common Stock

7.
Before April 20, 2011, the Borrower shall file with the Securities and Exchange Commission (hereinafter, the “SEC”) a preliminary proxy statement to increase the number of authorized shares of the Common Stock to an amount of not less than three and one half billion (3,500,000,000) shares.  Thereafter, the Borrower hereby expressly agrees to:

a.	Diligently respond to any and all questions and comments from the SEC until the SEC has no further comments and allows the Borrower to file and mail a Definitive Proxy Statement;

b.	Distribute such definitive proxy statement to the Borrower’s shareholders promptly upon its effectiveness;

c.	Recommend that the Borrower’s shareholders vote “for” such increase in the number of authorized shares of the Common Stock; and

d.	Reserve 1.5 billion of such authorized shares solely for issuance to Lender pursuant to section 6.d. hereof, provided, such reservation shall expire upon payment in full of the Obligations.

8.	On or before July 31, 2011, the Borrower shall increase the number of authorized shares of its Common Stock to an amount of not less than three and one half billion (3,500,000,000) shares.

Cash Flow Report/Budget

9.
Within thirty (30) days after the date of this Agreement, the Obligors shall provide the Lender with a projected twelve (12) month consolidated and consolidating cash flow report/budget for the Obligors in a form satisfactory to the Lender in its reasonable discretion (including, without limitation, detailed categories of each expense) (hereinafter, as updated from time to time, the “Budget”) setting forth each of the Obligors’ anticipated income and disbursements for the period from January 1, 2011 through and including December 31, 2011.  Thereafter, the Obligors shall (a) provide the Lender with an updated Budget, in a form and substance satisfactory to the Lender in its sole and exclusive discretion (including, without limitation, detailed categories of each expense), on or before January 25, 2011, April 25, 2011, and July 24, 2011, and (b) on or before February 11, 2011, May 11, 2011, and August 11, 2011 provide the Lender with a report setting forth the Obligors’ actual income and disbursements compared to those forecasted in such updated Budget for the preceding three (3) month period and the year to date.

Conditions Subsequent

10.	Within thirty (30) days after the date of this Agreement:

a.	The Obligors shall provide the Lender with:

i.
written evidence, in form and substance acceptable to the Lender in all respects in its sole and exclusive discretion, that the Managers and Class A Members representing more than ninety-five percent (95%) of the Class A Membership Interests of PlayBev have consented to the Pledge Agreement and have waived all purchase rights, if any, with respect to the membership interests being pledged; or

ii.	the following:

a)
(1) a security agreement, in form and substance satisfactory to the Lender in all respects in its sole and exclusive discretion, signed by a special purpose entity created and owned solely by Hawatmeh (the “SPV”) to which Hawatmeh has transferred the Pledged Interests (as defined in the Pledge Agreement), as debtor, in favor of the Lender, as secured party, granting to the Lender a first priority security interest in all of the assets of the SPV, specifically including the Pledged Interests, and authorizing the Lender to file such UCC financing statements as the Lender deems necessary in its sole and exclusive discretion to perfect the security interest in such assets, and such other documents, instruments, and agreements, each in form and substance satisfactory to the Lender in all respects in its sole and exclusive discretion, as the Lender may reasonably request in connection with the same, (2) evidence satisfactory to the Lender in its sole and exclusive discretion that the Pledged Interests were duly and effectively transferred from Hawatmeh to the SPV, and (3) evidence satisfactory to the Lender in its sole and exclusive discretion that the security interest granted to the Lender by the SPV in its assets is a valid and continuing first lien on and first perfected security interest in such assets; and

b)
(1) a security agreement, in form and substance satisfactory to the Lender in all respects in its sole and exclusive discretion, signed by Hawatmeh, as debtor, in favor of the Lender, as secured party, granting a first priority security interest in all of Hawatmeh’s ownership interests and other rights in and to the SPV, and authorizing the Lender to file such UCC financing statements as the Lender deems necessary in its sole and exclusive discretion to perfect the security interest in ownership interests, and such other documents, instruments, and agreements, each in form and substance satisfactory to the Lender in all respects in its sole and exclusive discretion, as the Lender may reasonably request in connection with the same, and (2) evidence satisfactory to the Lender in its sole and exclusive discretion that the security interest granted to the Lender by Hawatmeh in such ownership interests is a valid and continuing first lien on and first perfected security interest in such assets.

b.	Each of the Obligors shall provide the Lender with a current, updated perfection certificate in form and substance acceptable to the Lender in all respects in its sole and exclusive discretion.

Landlords’ Waivers

11.	The Obligors shall use commercially reasonable efforts to obtain a landlord’s waiver in substantially the form attached hereto as Exhibit “J” for the following properties:

a.	4125 S. 6000 W., West Valley City, Utah 84128; and

b.	1004 Beau Terre Drive, Suite E507, Bentonville, Arkansas 72712.

The Obligors shall diligently pursue the execution of the landlord waivers, and shall regularly copy Lender on all correspondence between the Obligors and the landlords relating to such waivers.

Deposit Account Control Agreements

12.
Within thirty (30) days after the date hereof, the Obligors shall obtain a deposit account control agreement, in a form and substance satisfactory to the Lender in its reasonable discretion, from each applicable bank or other depository institution with respect to the deposit accounts of the Obligors, and shall, at the request of the Lender, allow the Lender to participate in discussions between such banks or depository institutions in the event that any of the same refuse to enter into such an agreement.  The Obligors hereby expressly agree not to open any additional deposit accounts without the prior written consent of the Lender, which consent shall not be unreasonably withheld, and, in addition, the Borrower hereby expressly agrees not to allow any additional deposit accounts to be opened in the name of any of the other Obligors without the prior written consent of the Lender, which consent shall not be unreasonably withheld, or which, at the time any such new account shall be opened, shall be governed by a deposit account control agreement reasonably acceptable to Lender.

Certificates of Cirtran Sub and Other Entities

13.
The Borrower hereby represents and warrants that it has not sold, assigned, or otherwise transferred any of the stock or membership interests (as applicable) in Cirtran Sub or any of the other entities in which the Borrower holds an ownership interest during the one hundred twenty (120) days prior to the date hereof.   The Borrower further (a) represents and warrants that Racore Technology Corp. (hereinafter “Technology”), a Utah corporation, (i) dissolved as of February 1, 1999, (ii) has no assets or operations, and (iii) will not at any time in the future have any assets or operations, and (b) covenants and agrees that if at any time in the future Technology is renewed and/or acquires any assets, the Borrower shall cause Technology to grant to the Lender a first lien on and first perfected security interest in such assets and to execute and deliver a ratification and joinder agreement in a form acceptable to the Lender in all respects in its sole and exclusive discretion.

On-Site Inspection; Access to Books and Records

14.
The Obligors acknowledge and agree that the Lender intends to conduct an on-site inspection of the Obligors’ operations at 4125 S. 6000 W., West Valley City, Utah within thirty (30) days after the date hereof.  In connection therewith, the Obligors agree (a) that such inspection shall be at the sole cost and expense of the Obligors, and (b) to reasonably cooperate with such inspection by providing the Lender and its agents with access to the Obligors’ business premises and to the books and records of each of the Obligors during normal business hours and upon reasonable prior notice.

Forbearance by Lender

15.
In consideration of the Obligors’ performance in accordance with this Agreement and the other Forbearance Documents, the Lender shall forbear from enforcing the Lender’s rights and remedies as a result of the Existing Defaults, including, the Lender’s right to enforce the Utah Judgment, until the earlier of (i) the occurrence of a Termination Event, or (ii) the Termination Date.  Notwithstanding the foregoing, nothing contained in this Agreement or the other Forbearance Documents shall (x) constitute a waiver by the Lender of any default or Event of Default, whether now existing or hereafter arising (including, without limitation, the Existing Defaults), or (y) prevent the Lender from protecting, preserving, and enforcing its rights and remedies in connection with efforts by creditors of the Obligors to seize assets of the Obligors, including, without limitation, collection efforts by Advanced Beauty Solutions, LLC.  This Agreement shall only constitute an agreement by the Lender to forbear from enforcing its rights and remedies upon the terms and conditions set forth herein.  The Obligors further acknowledge and agree that any statutes of limitation or repose or similar time limitations on the ability of the Lender to enforce its rights under the Financing Documents, the Utah Judgment or otherwise shall all be tolled during the term of this Agreement.

Termination Events

16.	The occurrence of any one or more of the following events shall constitute a termination event (hereinafter, a “Termination Event”) under this Agreement:

a.
The failure of the Borrower to make any of the payments set forth in Paragraph 6 above by the 15th day of the month in which such payment is due, except with respect to payments to be made in Common Stock which shall be made by the 5th day of the month in which delivery of shares of Common Stock is due, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

b.
The failure of the Borrower to promptly, punctually, or faithfully perform or comply with any other term or condition of this Agreement and the other Forbearance Documents as and when due, it being expressly acknowledged and agreed that TIME IS OF THE ESSENCE;

c.	The Obligors or Katana file any appeal or challenge to the Utah Judgment or fail to comply with the terms and conditions thereof;

d.
The determination by the Lender that any warranty or representation made by the Borrower in connection with this Agreement or the other Forbearance Documents was false or misleading in any material respect;

e.
The making of any disbursement by the Obligors (i) to parties or for expenses not set forth the Budget, or (ii) in excess of the amounts permitted to be paid for such expenses as set forth in the Budget, whether by line item or in the aggregate, by greater than fifteen percent (15%);

f.
The Obligors’ refusal to allow the Lender to inspect the Obligors’ operations at 4125 S. 6000 W., West Valley City, Utah within thirty (30) days after the date hereof and/or the Obligors’ failure to reasonably cooperate with such inspection by providing the Lender and its agents with access to Obligors’ business premises and to the books and records of the Obligors during normal business hours and upon reasonable prior notice;

g.
The occurrence of a materially adverse change in or to the collateral granted to the Lender under the Financing Documents and/or the Forbearance Documents, as determined by the Lender in its sole, exclusive, and reasonable discretion; or

h.	The occurrence of any default or Event of Default (other than the Existing Defaults) under the Financing Documents.

Rights Upon Occurrence of a Termination Event

17.	Upon the occurrence of any Termination Event:

a.
The Lender’s agreement to forbear as set forth in this Agreement shall automatically terminate and the Lender may immediately commence enforcing its rights and remedies pursuant to this Agreement, the other Forbearance Documents, the Financing Documents, and/or otherwise under applicable law; and

b.	All Obligations shall be immediately due and payable in full, without demand, notice, or protest, all of which are hereby expressly WAIVED; and

c.	Interest shall thereafter accrue on the outstanding principal balance of the Obligations at the default rate(s) of interest, if any, set forth in the Financing Documents.

Costs and Expenses

18.
On or before the date hereof and pursuant to Paragraph 6.b.i above, the Borrower shall pay the Lender $75,000.00 to be applied in satisfaction of all unreimbursed costs, expenses, and costs of collection (including attorneys’ fees and expenses) incurred by the Lender through December 29, 2010 in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Financing Documents, including, without limitation, the negotiation and preparation of this Agreement and the other Forbearance Documents, provided, however, that upon the occurrence of a Termination Event under Paragraphs 16.a, 16.c or 16.d hereof, the agreement of the Lender to accept such $75,000.00 in satisfaction of the unreimbursed costs, expenses, and costs of collection incurred by the Lender through December 29, 2010 shall be void ab initio, all such costs, expenses and costs of collection shall be automatically reinstated and shall constitute part of the Obligations, and shall be secured by all of the collateral granted to the Lender under the Financing Documents or otherwise.

19.
The Obligors shall reimburse the Lender on demand for any and all costs, expenses, and costs of collection (including attorneys’ fees and expenses) incurred by the Lender from and after December 29, 2010 in connection with the protection, preservation, and enforcement by the Lender of its rights and remedies under the Financing Documents, this Agreement, and/or the other Forbearance Documents.

Representations, Warranties, and Covenants

20.
The Obligors hereby represent, warrant, and covenant to the Lender as follows, and acknowledge and agree that the Lender is specifically relying upon these representations, warranties and covenants in entering into this Agreement:

a.
The execution and delivery of this Agreement and the other Forbearance Documents by the Obligors and the performance by the Obligors of their respective obligations and agreements under this Agreement, the other Forbearance Documents, and the Financing Documents are within the authority of the Obligors, have been duly authorized by all necessary corporate or trust proceedings, if applicable, on behalf of the Obligors, and do not and will not contravene any provision of law, statute, rule or regulation to which the Obligors (or any of them) are subject or, if applicable, any of the Obligors’ charter, other organization papers, by-laws, or any stock provision, or any amendment thereof, or of any agreement or other instrument binding upon the Obligors.

b.	This Agreement, the other Forbearance Documents, and the Financing Documents constitute legal, valid, and binding obligations of the Obligors, enforceable in accordance with their respective terms.

c.
No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery, or performance by the Obligors of this Agreement, the other Forbearance Documents, or any of the Financing Documents.

d.
Except as expressly waived, forborne or otherwise amended in the Forbearance Documents, the Obligors have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by the Obligors prior to or at the time hereof, and as of the date hereof, no Event of Default has occurred and is continuing under any of the Financing Documents, with the sole exception of the Existing Defaults.

e.
The representations and warranties contained in the Forbearance Documents and the Financing Documents were true and correct in all material respects at and as of the date made and are true and correct as of the date hereof, except to the extent of changes resulting from transactions specifically contemplated or specifically permitted by this Agreement, the other Forbearance Documents, and the Financing Documents, changes which have been disclosed in writing to the Lender on or prior to the date hereof (including the Existing Defaults) and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

f.
Except as set forth on Schedule 4.2 of the Global Security Agreement, the Obligors currently have no commercial tort claims (as such term is defined in the Uniform Commercial Code), and the Obligors hereby covenant and agree that in the event the Obligors (or any of them) shall hereafter hold or acquire a commercial tort claim, the Obligors shall immediately notify the Lender of the particulars of such claim in writing and shall grant to the Lender a security interest therein and in the proceeds thereof, upon such terms and documentation as may be reasonably satisfactory to the Lender.

g.
With the exception of the Debentures and outstanding warrants and stock options, no convertible debentures, convertible notes, or other convertible instruments issued by the Borrower are currently in existence, and during the term of this Agreement, the Borrower shall not issue any convertible debentures, convertible notes, or other convertible instruments (excluding employee stock options approved by the Board of Directors of the Borrower) to any party except as set forth under the Financing Documents.

h.
The Obligors have read and understand each of the terms and conditions of this Agreement and the other Forbearance Documents and confirm that they are entering into this Agreement and the other Forbearance Documents freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of their own selection, and not in reliance upon any representations, warranties, or agreements made by the Lender and not set forth in this Agreement or the other Forbearance Documents.

i.
Schedule 1, attached hereto and incorporated herein by reference, is an accurate and detailed list of all of the personal property and other assets (tangible and intangible) that were sold, leased, or otherwise transferred by the Obligors to Katana, and no other personal property or other assets have been, or will be in the future, transferred to Katana without the express written consent of the Lender, which consent may be given or withheld in the Lender’s sole and exclusive discretion; provided, however, that the Obligors expressly acknowledge and agree that (i) by entering into this Agreement the Lender has not, and shall not be deemed to have, agreed to the accuracy of the foregoing representation and warranty and shall not be estopped from challenging the same after the occurrence of a Termination Event, and (ii) nothing contained in this Agreement is intended to be, nor shall be construed as, a waiver of any kind concerning the Lender’s ability to conduct discovery after the occurrence of a Termination Event into the personal property assets transferred from the Borrower to Katana as part of the Utah Case (or otherwise), all such rights being expressly reserved by the Lender.

j.
In the event Borrower gives notice to Katana of a breach of the Equipment Lease by which Katana leases the assets set forth in Schedule 1, Borrower shall promptly notify the Lender of such breach, and deliver a copy of such notice to the Lender.

k.
The Borrower is familiar with Rule 144 of the Securities Act of 1933 (hereinafter, “Rule 144”) and the Borrower, after consultation with its securities counsel, is of the opinion and belief that, provided that the Lender can deliver a customary Rule 144 representation letter which includes a representation that the Lender is not an “Affiliate” for Rule 144 purposes, the shares of Common Stock that may be issued to the Lender pursuant to Paragraph 6 may be resold by the Lender pursuant to Rule 144. The Borrower shall arrange for its counsel, at Borrower’s expense, to provide any legal opinions that may be required to issue shares of Common Stock to the Lender hereunder without restrictive legends pursuant to Rule 144.   If at any time after the date hereof, the Borrower’s position on the availability of Rule 144 changes, the Borrower shall promptly notify the Lender in writing and may no longer make any portion of the payments set forth in Paragraph 6 in shares of Common Stock.

Waivers

21.
Non-Interference.  From and after the occurrence of any Termination Event, the Obligors agree not to interfere with the lawful exercise by the Lender of any of its rights and remedies.  The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Lender’s efforts to realize upon any collateral granted to the Lender or otherwise enforce its rights and remedies pursuant to the Financing Documents, this Agreement, and/or the other Forbearance Documents.  The provisions of this Paragraph shall be specifically enforceable by the Lender.

22.
Automatic Stay.  The Obligors agree that upon the filing of any Petition for Relief by or against either of the Obligors under the United States Bankruptcy Code, the Lender shall be entitled to immediate and complete relief from the automatic stay with respect to the Obligors, and Lender shall be permitted to proceed to protect and enforce its rights and remedies under state law.  The Obligors hereby expressly assent to any motion filed by the Lender seeking relief from the automatic stay.  The Obligors further hereby expressly WAIVE the protections afforded under Section 362 of the United States Bankruptcy Code with respect to the Lender.

23.	Jury Trial.
The Obligors and the Lender hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the other, in entering into this Agreement, is relying on such a waiver:  THE OBLIGORS AND THE LENDER EACH HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE OTHER BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST SUCH PARTY OR IN WHICH SUCH PARTY IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON, AND THE LENDER.

Entire Agreement

24.
This Agreement shall be binding upon the Obligors and the Obligors’ respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Lender and the Lender’s successors and assigns.  This Agreement and the other Forbearance Documents incorporate all of the discussions and negotiations between the Obligors and the Lender, either express or implied, concerning the matters included herein and in such other documents, instruments, and agreements, any statute, custom, or usage to the contrary notwithstanding.  No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof.  No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

Construction of Agreement

25.	In connection with the interpretation of this Agreement and the other Forbearance Documents:

a.
All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the State of New Jersey and are intended to take effect as sealed instruments.

b.	The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Lender and the Obligors under this Agreement.

c.
In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Lender and the Obligors, the provisions of this Agreement shall govern and control.

d.
The Lender and the Obligors have prepared this Agreement and the other Forbearance Documents with the aid and assistance of their respective counsel.  Accordingly, all of them shall be deemed to have been drafted by the Lender and the Obligors and shall not be construed against either the Lender or the Obligors.

Illegality or Unenforceability

26.
Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

Counterparts

27.
This Agreement may be executed in multiple identical counterparts (including by facsimile or e-mail transmission of an adobe file format document (also known as a PDF file), each of which when duly executed shall be deemed an original, and all of which shall be construed together as one agreement.  This Agreement will not be binding on or constitute evidence of a contract between the parties hereto until such time as a counterpart has been executed by such party and a copy thereof is delivered to each other party to this Agreement.

Amendment and Restatement

28.
THIS AMENDED AND RESTATED FORBEARANCE AGREEMENT AND AMENDMENT AMENDS, RESTATES, AND REPLACES IN ITS ENTIRETY THAT CERTAIN FORBEARANCE AGREEMENT AND AMENDMENT DATED AUGUST 11, 2009 ENTERED INTO BY AND BETWEEN YA GLOBAL INVESTMENTS L.P., FORMERLY KNOWN AS CORNELL CAPITAL PARTNERS, LP AND CIRTRAN CORPORATION, ALSO KNOWN AS CIRTRAN CORP.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amended and Restated Forbearance Agreement and Amendment has been executed as of the date first set forth above.

YA GLOBAL INVESTMENTS, L.P., f/k/a Cornell Capital Partners, LP By: Yorkville Advisors, LLC, its Investment Manager By: /s/ Troy Rillo duly authorized Name: Troy Rillo Title: Sr. Managing Director	CIRTRAN CORPORATION, a/k/a Cirtran Corp., a Nevada corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President
RACORE NETWORK, INC., a Utah corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President
CIRTRAN - ASIA, INC., a Utah corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President
CIRTRAN BEVERAGE CORP., a Utah corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President

[Signature Page to Amended and Restated Forbearance Agreement and Amendment]

CIRTRAN MEDIA CORP., a Utah corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President
CIRTRAN ONLINE CORP., a Utah corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President
CIRTRAN PRODUCTS CORP., a Utah corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President
CIRTRAN CORPORATION, a Utah corporation By: /s/ Iehab Hawatmeh duly authorized Name: Iehab Hawatmeh Title: President

[Signature Page to Amended and Restated Forbearance Agreement and Amendment]

Exhibit “A”
Form Guaranty

GUARANTY AGREEMENT

This GUARANTY AGREEMENT dated as of January __, 2011 (this “Guaranty”), is given by IEHAB HAWATMEH (the “Guarantor”) in favor of YA Global Investments, L.P. (together with its successors and assigns, the “Secured Party”).

WHEREAS:

A.           The Secured Party is the holder of certain secured convertible debentures (collectively, the “Cirtran Debentures”) issued by Cirtran Corporation (the “Borrower”), a Nevada corporation, to the Secured Party.

B.           The Borrower and the Secured Party, among others, have entered into that certain Amended and Restated Forbearance Agreement and Amendment dated as of the date hereof (as may be amended and supplemented from time to time, the “Forbearance Agreement”), pursuant to which the Guarantor was required to enter into a Pledge Agreement of even date herewith (the “Pledge Agreement”) and to guaranty all of the Borrower’s obligations to the Secured Party in connection with the Cirtran Debentures.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Forbearance Agreement.

C.           The Guarantor will directly benefit from the Forbearance Agreement and from the financial accommodations made by the Secured Party to the Borrower pursuant to the Forbearance Agreement and the various agreements and transactions referenced therein, and the Guarantor acknowledges that without this Guaranty and the Pledge Agreement, the Secured Party would not be willing to enter into the Forbearance Agreement or make such accommodations.

NOW, THEREFORE, to induce Secured Party to enter into the Forbearance Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor agrees as follows:

SECTION 1   Guaranty.

a.           Guaranty.

i.           The Guarantor, as a direct obligor and not merely as a surety, hereby unconditionally, absolutely, and irrevocably guarantees to the Secured Party the full payment and prompt performance of all of the Obligations (as defined below), provided, however, that the right of the Secured Party to enforce this Guaranty shall be conditioned upon the occurrence of a Trigger Event (as defined below).   The Guarantor hereby agrees that upon the occurrence of any Trigger Event, the Guarantor shall immediately pay or perform all Obligations without notice, demand, or formality of any kind.

ii.           The term “Obligations” shall mean and include any and all debts, liabilities, obligations, covenants, and duties owing by the Borrower to the Secured Party whether now existing or hereafter arising of every nature, type, and description, whether liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, or contingent, and whether or not evidenced by a note, guaranty, or other instrument, and any amendments, extensions, renewals or increases thereof, including, without limitation, all those under (i) the Cirtran Debentures, and (ii) any other or related documents, instruments, and agreements, and including any interest accruing thereon after insolvency, reorganization, or like proceeding relating to the Borrower, whether or not a claim for post-petition interest is allowed in such proceeding, and all costs and expenses of the Secured Party incurred in the enforcement, collection, or otherwise in connection with any of the foregoing, including, but not limited to, reasonable attorneys’ fees and expenses, and all obligations of the Borrower to the Secured Party to perform acts or refrain from taking any action.

b.           Continuing Guaranty.

i.           The obligations of the Guarantor to pay and perform the Obligations and/or any other obligations of the Guarantor hereunder (collectively, the “Guaranty Obligations”) are continuing, absolute, unconditional, and irrevocable irrespective of the validity, regularity, enforceability, or value of any of the Obligations and notwithstanding any claim, defense, or right of set-off which the Guarantor may have against the Secured Party, including any such claim, defense, or right based on any present or future applicable law and irrespective of any other circumstances which might otherwise constitute a legal or equitable release, defense, or discharge of a surety or a guarantor.  Without limiting the generality of the foregoing, the Guaranty Obligations shall not be discharged or impaired or otherwise affected by:

a)           any rescission, waiver, amendment, or modification of any terms or provisions of the Obligations or the documents evidencing the same;

b)           any fraudulent, illegal, or improper act by the Borrower, the Guarantor, or any other guarantor or any failure, omission, or delay on the part of the Borrower, the Guarantor, or any other guarantor to conform or comply with any term of the Obligations or of this Guaranty;

c)           any failure of the Secured Party to assert a claim or demand or to enforce or exercise any right or remedy against the Borrower, the Guarantor, or any other guarantor for any reason;

d)           any release or discharge by operation of law or otherwise of the Borrower or any other guarantor from any Obligation or the documents evidencing the same;

e)           any change in the existence, structure, or ownership of the Borrower or any guarantor, or the legal incapacity of the Borrower or any other guarantor;

f)           the death or legal incapacity of the Guarantor;

g)           any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation, or other similar proceeding affecting the Borrower, the Guarantor, or any other guarantor, or their respective assets or any resulting disallowance, release, or discharge of all or any portion of the Obligations; or

h)           any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of the Borrower, a guarantor or surety, or which otherwise might limit recourse against the Guarantor.

ii.           This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, to the Secured Party is rescinded or must otherwise be returned by the Secured Party, whether in connection with the insolvency, bankruptcy, or reorganization of the Borrower, the Guarantor, or any other guarantor, or otherwise, all as though such payment to the Secured Party has not been made.

c.           Guaranty of Payment and Not of Collection; Subordination.

i.           The liability of the Guarantor shall be continuing, direct, and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower, or any other person or foreclosure of any security interests or liens available to the Secured Party, its successors, endorsees, or assigns.  The Secured Party may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Borrower without in any way affecting or discharging the liability of the Guarantor.  If the Obligations are partially paid, the Guarantor shall remain liable for any balance of such Obligations.  Without limiting any other provision of, impairing or affecting this Guaranty, the Secured Party may, at any time and from time to time, take or refrain from taking, all or any actions whatsoever, including the following actions: (i) retain or obtain a lien in any property to secure any of the Obligations; (ii) amend, extend, renew, adjust, waive, or release any Obligations or the terms thereof; and/or (iii) release or fail to perfect its interest in all or any property securing any of the Obligations or permit any substitution or exchange for any such property.

ii.           With respect to any sum paid or payable by the Guarantor hereunder or in connection herewith or otherwise, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment or performance in full of all the Obligations.  In addition, any indebtedness of the Guarantor now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment or performance in full of the Obligations and the Guarantor shall not demand, sue for, or otherwise attempt to collect any such indebtedness, or prove any claim in competition with the Secured Party in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature.  If any amount shall erroneously be paid to the Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity, or similar right, or (ii) any such indebtedness of the Borrower as borrower of the Guarantor, such amount shall be held in trust for the benefit of the Secured Party and shall forthwith be paid to the Secured Party to be credited against the payment of the Obligations.

d.           Discharge.   The Guarantor covenants and agrees that this Guaranty will not be discharged, except by full, final, and indefeasible performance of the Obligations.

e.           Interest.   The Guarantor will pay on demand interest on all amounts due to the Secured Party under this Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Guaranty, from the time the Secured Party first demands payment of this Guaranty at a rate equal to the highest rate applicable to any of the Obligations after the earlier of (i) demand, (ii) maturity, or (iii) the occurrence of any event of default under any instrument, document, or agreement evidencing the Obligations (but in no event higher than the highest rate of interest which under the circumstances may be charged under applicable law).

f.           Costs and Expenses.   Without limiting any obligation of the Guarantor hereunder, the Guarantor agrees to pay all reasonable fees, costs, and expenses (including, without limitation, reasonable attorneys’ fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings) incurred by Secured Party in (a) collecting, securing, or attempting to collect or secure this Guaranty, and (b) defending or prosecuting any actions or proceedings arising out of or relating to the Secured Party’s transactions with the Guarantor.

1.7           Indemnification.   For said good and valuable consideration, the Guarantor also shall indemnify, defend, and hold the Secured Party, and any agent, employee, officer, attorney, or representative of the Secured Party, harmless of and from any claim brought or threatened against the Secured Party or any such person so indemnified by the Guarantor, any other obligor or endorser of the Obligations or any other person (as well as from attorneys’ fees and expenses in connection therewith) on account of the Secured Party’s relationship with the Guarantor, or any other obligor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Secured Party with counsel of the Secured Party’s selection, but at the expense of the undersigned).

SECTION 2    Representations and Warranties.

The Guarantor hereby represents and warrants to the Secured Party as follows:

i.           The Guarantor has full power, right, and authority to enter into and perform his obligations under this Guaranty, and this Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms.

ii.           No permits, approvals, or consents of or notifications to (i) any governmental entities, or (ii) any other persons or entities are necessary in connection with the execution, delivery, and performance by the Guarantor of this Guaranty and the consummation by the Guarantor of the transactions contemplated hereby.

iii.           Neither the execution and delivery of this Guaranty by the Guarantor nor the performance by the Guarantor of the transactions contemplated hereby will:

a)           violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree, or other decision of any court or other tribunal or any governmental entity or agency binding on the Guarantor or his properties, or conflict with or cause an event of default under any contract or agreement of the Guarantor; or

b)           require any authorization, consent, approval, exemption, or other action by or notice to any court, administrative, or governmental body, person, entity, or any other third party.

iv.           The Guarantor has no pending or threatened litigation, arbitration, actions, or proceedings which if adversely decided could reasonably be expected to result in a material adverse effect, individually or in the aggregate, except as set forth on the attached Schedule 1.

SECTION 3    Trigger Events.

(a)           For purposes of this Guaranty, a “Trigger Event” shall be deemed to have occurred under this Guaranty upon the occurrence of one or more of the following after the date hereof:

a)           the Guarantor’s failure to perform all obligations and liabilities under or pursuant to this Guaranty;

b)           the occurrence of any of the following while the Guarantor is an officer or director of the any of the Obligors:

i)         fraud, intentional misrepresentation or material omission, and/or willful misconduct on the part of any of the Obligors and/or the Guarantor, including, without limitation, misrepresentations, acts or omissions in connection with this Guaranty, the Forbearance Agreement, the Pledge Agreement, and/or the Warrant or any of the transactions evidenced thereby or related thereto or any filings by the Company with the U.S. Securities and Exchange Commission from and after January 1, 2010 (it being acknowledged and agreed that mere nonpayment or simple covenant defaults under the Financing Documents and/or the Forbearance Documents, as each term is defined in the Forbearance Agreement, shall not on their own constitute willful misconduct);

ii)         the voluntary filing of a receivership or an assignment for the benefit of creditors by any of the Obligors;

iii)         the sale, assignment, pledge for security, or other transfer of the Pledged Interests, as such term is defined in the Pledge Agreement;

iv)         the sale, assignment, or other transfer (other than ordinary course sales of inventory and the like in arms length transactions for value to unaffiliated third parties) of any assets of the Obligors;

v)         any payment(s) by any Obligor to any party or for any expense not set forth in the Budget;

vi)         any payment(s) by any Obligor to any executive officer or senior management of the Obligors, or any of their relatives, affiliates or related parties, in an amount in excess of the amounts permitted to be paid to such parties for such period of time as set forth in the Budget;

vii)         any payment(s) by the Obligors for other expenses in excess of the amounts permitted to be paid for such expenses as set forth in the Budget, whether by line item or in the aggregate, by greater than fifteen percent (15%);

viii)         any failure by the Borrower to (x) honor, either timely or at all (but excluding transfer agent delays), a request by the Secured Party to convert any portion of the Cirtran Debentures after the increase of the number of authorized shares of the Borrower’s common stock contemplated in subsection (11) below, (y) consistent with the representations, warranties, and covenants set forth in the Forbearance Agreement, issue share certificates without restrictive legend, and (z) provide to its transfer agent timely instructions and legal opinions, as may be required by the transfer agent to issue such shares without legend, stop order or any other restriction on transfer by Secured Party;

ix)         any failure by the Borrower to:

(a)           file with the Securities and Exchange Commission (the “SEC”) before April 20, 2011 a proxy statement to increase the number of authorized shares of the Borrower’s common stock to an amount of not less than three and one-half billion (3,500,000,000) shares;

(b)           diligently respond to any and all questions and comments from the SEC until such proxy statement is declared effective;

(c)           distribute such proxy statement to the Borrower’s shareholders promptly upon its effectiveness; or

(d)           reserve one and one-half billion (1,500,000,000) of the Borrower’s shares of common stock for the exclusive use to cover conversions of the Cirtran Debentures by the Secured Party and/or the exercise of any warrants held by the Secured Party.

x)         the failure of the Borrower’s board of directors to recommend that the Borrower’s shareholders vote “for” the increase in the number of authorized shares of the Borrower’s common Stock set forth in subsection (9) above; or

xi)         the failure by the Borrower on or before July 31, 2011 to increase the number of authorized shares of the Borrower’s common stock to an amount of not less than three and one-half billion (3,500,000,000) shares;

c)           the Guarantor, either directly or indirectly, causes any of the foregoing to occur after he is no longer an officer or director of the Borrower, any of the other Obligors, and/or any of the New Subsidiaries;

d)           the occurrence of a Trigger Event under, and as defined in, the Pledge Agreement.

(b)           From and after the occurrence of a Trigger Event, the Secured Party, at its option, shall be entitled to seek and institute any and all remedies available to it.

SECTION 4     Remedies, Other Obligations, Breaches, and Injunctive Relief.

i.             No remedy conferred under this Guaranty upon the Secured Party is intended to be exclusive of any other remedy available to the Secured Party pursuant to the terms of this Guaranty or otherwise, at law or in equity (including a decree of specific performance and/or other injunctive relief).  No single or partial exercise by the Secured Party of any right, power, or remedy hereunder shall preclude any other or further exercise thereof.

ii.            The failure of the Secured Party to exercise any right or remedy under this Guaranty or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof.

iii.           Every right and remedy of the Secured Party under any document executed in connection with this transaction, including but not limited to this Guaranty, or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Secured Party in its sole and exclusive discretion.

iv.           The Guarantor acknowledges that a breach by the Guarantor of his obligations hereunder will cause irreparable harm to the Secured Party and that the remedy at law for any such breach may be inadequate.  The Guarantor therefore agrees that, in the event of any such breach or threatened breach by the Guarantor, the Secured Party shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.  Nothing herein shall limit Secured Party’s right to pursue actual damages for any failure by the Guarantor to comply with the terms of this Guaranty.

SECTION 5    Maximum Liability.

Notwithstanding any provision herein contained to the contrary, the Guarantor’s liability under this Guaranty shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by any Secured Party from the Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code (11 U.S.C. §§ 101 et seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law (the “Avoidance Provisions”) after taking into account, among other things, the Guarantor’s right of contribution and indemnification from each other guarantor, if any.  To the end set forth above, but only to the extent that the Guaranty Obligations would otherwise be subject to avoidance under the Avoidance Provisions, if the Guarantor is not deemed to have received valuable consideration, fair value, fair consideration, or reasonably equivalent value for the Guaranty Obligations, or if the Guaranty Obligations would render the Guarantor insolvent, or leave the Guarantor with an unreasonably small capital to conduct his business, or cause the Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranty Obligations is deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Guaranty Obligations for which the Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranty Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.

SECTION 6    Miscellaneous.

6.1           Notices, Consents, etc.    Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Guarantor:	Iehab Hawatmeh
3271 Deer Hollow Dr.
Sandy, Utah 84092
Telephone: (801) 244-7551
Facsimile: (801) 944-0575
With copies to:	Jeffrey M. Jones, Esquire
Durham Jones & Pinegar P.C.
111 East Broadway, Suite 900
Salt Lake City, Utah 84111
Telephone: (801) 297-1131
Facsimile: (801) 415-3500

If to the Secured Party:	YA Global Investments, L.P.
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Attention: Michael Schreck
Telephone: (201) 985-8300
Facsimile: (201) 985-1964

With copies to:	Douglas K. Clarke, Esquire
Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
Telephone: (617) 880-3485
Facsimile: (617) 692-3485

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver, or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number, and an image of the first page of such transmission, or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii), or (iii) above, respectively.

6.2           Waiver of Presentment.   To the fullest extent permitted by law and except as otherwise provided herein, the Guarantor waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Guarantor liable with respect to this Guaranty.

6.3           Severability.    If any provision of this Guaranty is, for any reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless be valid and enforceable and will remain in full force and effect.  Any provision of this Guaranty that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

6.4           Amendment and Waiver.   This Guaranty may be amended, or any provision of this Guaranty may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto.  The waiver by any such party hereto of a breach of any provision of this Guaranty shall not operate or be construed as a waiver of any other breach.

6.5           Headings.   The subject headings of Sections of this Guaranty are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

6.6           Assignment.   This Guaranty will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by the Guarantor.  Except as otherwise provided herein, this Guaranty shall bind and inure to the benefit of and be enforceable by the parties and their permitted successors and assigns.  The Guarantor acknowledges and agrees that the Secured Party has the right to assign and transfer this Guaranty.

6.7           Further Assurances.    Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Guaranty.

6.8           Third Parties.   Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the stated beneficiaries of this Guaranty and their respective permitted successors and assigns, any rights or remedies under or by reason of this Guaranty.

6.9           No Strict Construction.    The language used in this Guaranty will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

6.10           Governing Law; Jurisdiction.    This Guaranty shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted in connection with this Guaranty, provided, however, that nothing herein shall prevent the Secured Party from enforcing its rights and remedies (including, without limitation, by filing a civil action) with respect to the Pledged Collateral (as defined in the Pledge Agreement) and/or the Guarantor in any other jurisdiction in which the Pledged Collateral and/or the Guarantor may be located.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

6.11           Waiver of Jury Trial.   AS A MATERIAL INDUCEMENT FOR THE SECURED PARTY TO MAKE FINANCIAL ACCOMMODATIONS TO THE BORROWER AND/OR THE GUARANTOR, THE GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS GUARANTY AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

6.12           Facsimile Signatures.    This Guaranty may be executed and delivered by the Guarantor by facsimile or e-mail transmission of an adobe file format document (also known as a PDF file) each of which shall be deemed an original signature of the Guarantor.

6.13           Entire Agreement.       This Guaranty (including the recitals hereto) and the other documents, instruments, or agreements delivered in connection herewith set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement, or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

6.14           Collateral.    The Guarantor’s obligations to the Secured Party hereunder shall be secured by all collateral heretofore or hereafter granted to the Secured Party by the Guarantor pursuant to the Pledge Agreement.

[remainder of page intentionally blank – signature page follows]

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be signed as of the date first written above.

_______________________________
IEHAB HAWATMEH, individually

[Signature page to Guaranty Agreement]

SCHEDULE 1
(Pending or Threatened Litigation, Arbitration, Actions or Proceedings)

None.

Exhibit “B”
Form Pledge Agreement

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) dated as of January __, 2011, is made by Iehab Hawatmeh, an individual with an address of 3271 Deer Hollow Drive, Sandy, Utah 84092, (the “Pledgor”) in favor of YA Global Investments, L.P. (the “Pledgee”).

RECITALS:

A.           The Pledgee is the holder of certain secured convertible debentures (collectively, the “Cirtran Debentures”) issued by Cirtran Corporation (the “Borrower”), a Nevada corporation, to the Pledgee.

B.           The Borrower and the Pledgee, among others, have entered into that certain Amended and Restated Forbearance Agreement and Amendment dated as of the date hereof (as may be amended and supplemented from time to time, the “Forbearance Agreement”), pursuant to which the Pledgor was required to (i) guaranty all of the Borrower’s obligations to the Secured Party in connection with the Cirtran Debentures as evidenced by that certain Guaranty Agreement dated as of the date hereof (the “Guaranty”) made by the Pledgor in favor of the Pledgee, and (ii) enter into this Agreement to secure the Pledgor’s obligations to the Pledgee under the Guaranty.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Forbearance Agreement.

C.           The Pledgor will directly benefit from the Forbearance Agreement and from the financial accommodations made by the Pledgee to the Borrower pursuant to the Forbearance Agreement and the various agreements and transactions referenced therein, and the Pledgor acknowledges that without this Agreement and the Guaranty, the Pledgee would not be willing to enter into the Forbearance Agreement or make such accommodations.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

TERMS AND CONDITIONS

1.	Pledge and Security Interest.

a.           As collateral security for the prompt payment and performance in full of the Obligations (as defined below), the Pledgor hereby delivers, pledges, and grants to the Pledgee, its successors and assigns, an irrevocable, first priority security interest in 7,000 membership units in Play Beverages, LLC, a Delaware limited liability company (“PlayBev”), representing fifty percent (50%) of Pledgor’s current membership interest in PlayBev, as further described on Schedule I attached hereto (collectively, the “Pledged Interests”), including, without limitation (i) all of the Pledgor’s interests in respect of the Pledged Interests and Pledgor’s interests in all profits and distributions to which the Pledgor shall at any time be entitled in respect of such Pledged Interests, and (ii) to the extent not otherwise included, all proceeds, dividends, warrants, options, rights, instruments, and other property from time to time received or otherwise distributable in respect of or in exchange of any or all of the foregoing (collectively, the “Pledged Collateral”).

b.           The term “Obligations” shall mean and include any and all debts, liabilities, obligations, covenants, and duties owing by the Pledgor to the Pledgee, now existing or hereafter arising of every nature, type, and description, whether liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, or contingent, and whether or not evidenced by a note, guaranty, or other instrument, and any amendments, extensions, renewals, or increases thereof, including, without limitation, all those under (i) the Guaranty, and (ii) any other or related documents, instruments, and agreements, and including any interest accruing thereon after insolvency, reorganization, or like proceeding relating to the Pledgor, whether or not a claim for post-petition interest is allowed in such proceeding, and all costs and expenses of the Pledgee incurred in the enforcement, collection, or otherwise in connection with any of the foregoing, including, but not limited to, reasonable attorneys’ fees and expenses and all obligations of the Pledgor to the Pledgee to perform acts or refrain from taking any action.

2.           Delivery of Control Agreement; After-Acquired Interests.

a.           Simultaneously with the execution of this Agreement, the Pledgor shall deliver to the Pledgee a Control Agreement (the “Control Agreement”) granting Pledgee certain rights and powers relating to the Pledged Interests, as set forth in the Control Agreement.

b.           After the execution of this Agreement, promptly upon the Pledgor acquiring any additional membership interests in PlayBev, (i) fifty percent (50%) of such after-acquired membership interests shall constitute Pledged Interests hereunder, (ii) with respect to such fifty percent (50%) of such after-acquired membership interests (A) all of the Pledgor’s interests in respect thereof and Pledgor’s interests in all profits and distributions to which the Pledgor shall at any time be entitled in respect thereof, and (B) to the extent not otherwise included, all proceeds, dividends, warrants, options, rights, instruments, and other property from time to time received or otherwise distributable in respect of or in exchange of any or all of the foregoing, shall constitute Pledged Collateral hereunder, and (iii) Pledgor shall deliver or cause to be delivered to the Pledgee an addendum to the Control Agreement that evidences Pledgor’s pledge of fifty percent (50%) of such after-acquired membership interests. Each such pledge of after-acquired membership interests shall be accompanied by a schedule evidencing such pledge, which schedule shall be attached hereto as Schedule I and made a part hereof.  Each schedule so delivered shall supplement any prior schedules so delivered.

c.           If the Pledgor receives, or become entitled to receive any other property relating to the Pledgor’s ownership interest in PlayBev (whether by reclassification, readjustment, or other change in the capital structure of the Pledgor, or in any other manner), an amount or portion of such additional or other property sufficient to cause the total Pledged Collateral to equal fifty percent (50%) of the Pledgor’s total ownership interest in PlayBev shall automatically constitute Pledged Collateral, and Pledgor shall promptly take commercially reasonable steps to grant Pledgee an irrevocable, first priority security interest in all such additional property.

d.           The interests and rights set forth above shall continue to be subject to the security interests granted to the Pledgee by the Pledgor until the satisfaction in full of all the Obligations.

3.           Voting Rights Relating to Pledged Interests.  During the term of this Agreement, so long as no Trigger Event (as defined below) shall have occurred, the Pledgor shall have the right to vote the Pledged Interests, to the extent such right exists, on all questions for all purposes not inconsistent with the terms of this Agreement.  Upon the occurrence of a Trigger Event, the Pledgee shall thereafter have, at its discretion, the option to exercise all voting and/or other consensual rights and powers pertaining to the Pledged Interests.

4.           Dividends and Other Income.  All cash and non-cash distributions and dividends related to the Pledged Interests shall be delivered to the Pledgee to be held in escrow.  Upon the occurrence of a Trigger Event, the Pledgee shall be entitled to receive dividends and other distributions (cash or non-cash) related to the Pledged Interests.

5.           Release of Pledged Interests from Pledge.  Upon the full, final, and indefeasible satisfaction of all the Obligations, any and all rights of the Pledgee in the Pledged Materials shall be terminated.

6.           Trigger Events.  A “Trigger Event” shall be deemed to have occurred under this Agreement upon the occurrence of one or more of the following after the date hereof:

a.           the breach of any representation or warranty by the Pledgor set forth in Sections 8(a) through 8(f) and 8(i); provided, that Pledgee shall have first given Pledgor thirty (30) days written notice of the alleged breach and Pledgor shall have failed to cure the alleged breach.  For avoidance of doubt, non-payment of any monetary obligations of any of the Obligors under or pursuant to the Financing Documents or the Forbearance Documents shall not constitute a Trigger Event under this Section 6(a);

b.           the Pledgor’s failure to perform all obligations and liabilities under or pursuant to this Agreement; provided, that Pledgee shall have first given Pledgor thirty (30) days written notice of the alleged failure and Pledgor shall have failed to cure the alleged failure;

c.           this Agreement and/or the pledge and grant of a security interest hereunder is deemed invalid, of no force and effect, or void for any reason; or

d.           the occurrence of a Trigger Event under, and as defined in, the Guaranty.

7.           Remedies.

i.           Whenever a Trigger Event occurs, the Pledgee shall have, and may exercise with respect to the Pledged Collateral, in such order and manner as it determines in its sole and exclusive discretion, all rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New Jersey (the “UCC”) and under any other applicable law, as the same may from time to time be in effect, as well as those rights granted herein and under any other agreement now or hereafter in effect between the Pledgee and the Pledgor.  Without limiting the generality of the foregoing, whenever a Trigger Event exists, the Pledgee may sell or otherwise dispose of all or part of the Pledged Collateral upon prior notice to the Pledgor, by public or private sale, in one or more transactions, and in such order as the Pledgee determines in its sole and exclusive discretion.  Proceeds realized from such sales and dispositions shall be applied first to the Pledgee’s costs and expenses in connection therewith and then to the Obligations in such order as the Pledgee determines in its sole and exclusive discretion.

ii.           The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain provisions contained in the Securities Act of 1933 (as amended, the “Securities Act”) and the securities laws of various states, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment, and without a view to the distribution or resale thereof.  The Pledgor understands that private sales so made may be at prices and other terms less favorable than if the Pledged Collateral were sold at public sales, and agrees that the Pledgee has no obligation to delay the sale of the Pledged Collateral for the period of time necessary to permit the Pledgee to register the Pledged Collateral for sale under the Securities Act or such state laws.  The Pledgor agrees that private sales under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

iii.           At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 7(c), the Pledgee may bid for or purchase, free from any right of redemption, stay, or appraisal on the part of the Pledgor (all said rights being also hereby waived and released), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from the Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain, and dispose of such property without further accountability to the Pledgor therefor.  As an alternative to exercising the power of sale herein conferred upon it, the Pledgee may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section 7(c) shall be deemed to conform to the commercially reasonable standards as provided in Section 9-627 of the UCC.

iv.          To the extent that the net proceeds received by the Pledgee are insufficient to satisfy the Obligations in full, the Pledgee shall be entitled to a deficiency judgment against the Pledgor for such amount.  The Pledgee shall have the absolute right to sell or dispose of the Pledged Collateral in any manner it sees fit and shall have no liability to the Pledgor or any other party for selling or disposing of such Pledged Collateral even if other methods of sales or dispositions would or allegedly would result in greater proceeds than the method actually used.  The Pledgor shall remain liable for shortfalls, if any, that may exist after the Pledgee has exhausted all remedies hereunder.

v.           Each right, power, and remedy of the Pledgee provided for in this Agreement, the Financing Documents, or the Forbearance Documents shall be cumulative and concurrent and shall be in addition to every other such right, power, or remedy.  The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers, or remedies provided for in this Agreement, the Financing Documents, or the Forbearance Documents, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers, or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power, or remedy shall operate as a waiver thereof.  No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other further action in any circumstances without demand or notice.  The Pledgee shall have the full power to enforce or to assign or contract its rights under this Agreement to a third party.

vi.           All costs and expenses incurred by the Pledgee in enforcing this Agreement, in realizing upon or protecting any Pledged Collateral, and in enforcing and collecting any Obligations or any guaranty thereof (including, without limitation, if the Pledgee retains counsel for advice, suit, appeal, insolvency, or other proceedings under the United States Bankruptcy Code (11 U.S.C. §§ 101 et seq.) or otherwise, or for any of the above purposes, the actual attorneys’ fees and expenses incurred by Pledgee), shall constitute part of the Obligations, and all such costs and expenses are secured by the Pledged Collateral, as well as by all other property serving as security for the Obligations.

8.           Representations, Warranties, and Covenants.  The Pledgor represents, warrants, and covenants that:

a.           The Pledgor (i) is and will at all times continue to be the legal, beneficial, and record owner of, the Pledged Interests indicated on Schedule I, (ii) has good and valid title to all Pledged Interests pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option, or other encumbrance whatsoever (collectively, the “Liens”), and (iii) will make no assignment, pledge, hypothecation, or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant hereto.

b.           Other than the items expressly listed on Schedule II attached hereto and incorporated herein by reference, the Pledgor holds no other securities of or equity or other ownership interests in or rights or options to purchase, demand, or receive securities of or equity or ownership interests in PlayBev and/or After Bev Group LLC and/or any of their respective affiliates (collectively, the “PlayBev Parties”), holds no debt of the PlayBev Parties, and is not entitled to any payments, benefits, salary, or any other amounts from the PlayBev Parties.  The Pledgor further covenants, represents, and warrants that the Pledgor will not directly or indirectly (or thorough any relatives or affiliates) receive any payments, dividends, distributions, amounts, property, or other remuneration of any nature from the PlayBev Parties or Katana Electronics, LLC and/or its affiliates, expect to the extent expressly set forth on Schedule II.

c.           The Pledgor has full power, authority, and legal right to pledge all the Pledged Collateral pledged pursuant to this Agreement.

d.           All the Pledged Interests have been duly authorized and validly issued, are fully paid and (to the extent representing the capital stock of a corporation) non-assessable, and are subject to no options to purchase or similar rights.

e.           The Pledgor covenants and agrees to take all reasonable steps to defend the Pledgee’s right, title, and security interest in and to the Pledged Interests and the proceeds thereof against the claims and demands of all persons whomsoever (other than the Pledgee), and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as collateral hereunder and will likewise take all reasonable steps to defend the right thereto and security interest therein of the Pledgee.

f.           The Pledgor covenants and agrees to take no action which would violate or be inconsistent with any of the terms of this Agreement, the Financing Documents, or the Forbearance Documents, or which would have the effect of impairing the position or interests of the Pledgee under this Agreement, the Financing Documents, or the Forbearance Documents.

g.           The Pledgor will, promptly upon request, provide to the Pledgee all information and evidence it may reasonably request concerning the Pledged Collateral to enable the Pledgee to enforce the provisions of this Agreement.

h.           Upon the filing of all appropriate financing statements under the UCC, all steps necessary to create and perfect the security interest created by this Agreement as a valid and continuing first lien on and first perfected security interest in the Pledged Collateral in favor of the Pledgee prior to all other Liens will have been taken.

i.           The Pledgor hereby represents and warrants that it has not sold, assigned, or otherwise transferred any securities or ownership interests in or rights to purchase interests in any of the PlayBev Parties during the one hundred twenty (120) days prior to the date hereof.

9.           Appointed Attorney-in-Fact.  The Pledgor hereby appoints the Pledgee and any other officer or agent thereof as the true and lawful attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that Pledgee may deem reasonably necessary or advisable (in its sole and exclusive judgment) to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Pledgee shall have the right (a) upon the occurrence and during the continuance of a Trigger Event, with full power of substitution either in the Pledgee’s name or in the name of the Pledgor, to endorse checks, drafts, orders, and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, and (b) upon the occurrence and during the continuance of a Trigger Event, with full power of substitution either in the Pledgee’s name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to settle, compromise, prosecute, or defend any action, claim, or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer, and to make any agreement respecting, or otherwise deal with, the same.

10.           Notices.  Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Pledgee:	YA Global Investments, L.P. 101 Hudson Street, Suite 3700 Jersey City, New Jersey 07302 Attention: Michael Schreck Telephone: (201) 985-8300 Facsimile: (201) 985-8266
With copies to:	Douglas K. Clarke, Esquire Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Telephone: (617) 880-3485 Facsimile: (617) 692-3485
If to the Pledgor:	Iehab Hawatmeh 3271 Deer Hollow Dr. Sandy, Utah 84092 Telephone: (801) 963-5112 Facsimile: (801) 963-7889
With copies to:	Jeffrey M. Jones, Esquire Durham Jones & Pinegar P.C. 111 East Broadway, Suite 900 Salt Lake City, Utah 84111 Telephone: (801) 297-1131 Facsimile: (801) 415-3500

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

11.           Binding Effect.  All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties and their successors and assigns.

12.           Governing Law; Venue; Service of Process.  The validity, interpretation, and performance of this Agreement shall be determined in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard in Hudson County, New Jersey or Federal district courts located in Newark, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Agreement, provided, however, that nothing herein shall prevent the Pledgee from enforcing its rights and remedies (including, without limitation, by filing a civil action) with respect to the Pledged Collateral and/or the Pledgor in any other jurisdiction in which the Pledged Collateral and/or the Pledgor may be located.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

13.           JURY TRIAL.  AS A MATERIAL INDUCEMENT FOR THE PLEDGEE TO MAKE FINANCIAL ACCOMMODATIONS TO THE BORROWER AND/OR THE PLEDGOR, THE PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION

14.           Enforcement Costs.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, court costs, and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs, and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

15.           No Penalties.  No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

16.           Remedies Cumulative.  No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise.  No single or partial exercise by any party of any right, power, or remedy hereunder shall preclude any other or further exercise thereof.

17.           Severability.  If any provision of this Agreement is, for any reason, invalid or unenforceable, the remaining provisions of this Agreement will nevertheless be valid and enforceable and will remain in full force and effect.  Any provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

18.           Amendment and Waiver.  This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.  The Pledgee’s failure to exercise any right, remedy, or option under this Agreement or other agreement between the Pledgee and the Pledgor or delay by the Pledgee in exercising the same will not operate as a waiver.  No waiver by the Pledgee shall affect its right to require strict performance of this Agreement.

19.           Further Assurances.  Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

20.           Entire Agreement.  This Agreement and the other documents, instruments, or agreements delivered in connection herewith set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement, or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

21.           Counterparts; Facsimile Signatures.  This Agreement may be executed and delivered by exchange of facsimile or e-mail transmission of an adobe file format document (also known as a PDF file) signatures of the Pledgee and the Pledgor, each of which shall be deemed an original signature of such party, and which need not be affixed to the same copy

[remainder of page intentionally blank – signature page follows]

IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be executed as of the date first above written.

________________________________
IEHAB HAWATMEH, individually

[Signature Page to Pledge Agreement]

IN WITNESS WHEREOF, the undersigned acknowledges and agrees to the terms and conditions of this Pledge Agreement as of the date first above written.

YA GLOBAL INVESTMENTS, L.P. By: Yorkville Advisors, LLC, its Investment Manager By:________________________________ Name: Title:

[Signature Page to Pledge Agreement]

SCHEDULE I
(Pledged Interests)

7,000 Class A Membership Units (of 14,000 total Class A Membership Units held by Pledgor)

SCHEDULE II
(List of Interests Held in PlayBev Parties)

Pledgor receives $10,000.00 monthly from PlayBev.

Exhibit “C”
Form Ratification and Joinder Agreement

2

RATIFICATION AND
JOINDER TO COLLATERAL AGREEMENTS

This RATIFICATION AND JOINDER TO COLLATERAL AGREEMENTS (the “Agreement”) is made as of January ___, 2011 by and between (i) Cirtran Corporation, a Utah corporation (the “New Subsidiary”), and (ii) YA GLOBAL INVESTMENTS, L.P., a Cayman Island exempt limited partnership (the “Secured Party”) in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the certain parties listed on Schedule 1 attached hereto (collectively, the “Cirtran Parties”) and the Secured Party entered into certain financing arrangements evidenced by, among other documents, instruments and agreements, the following (collectively, as each may be amended and in effect, the “Collateral Agreements”): (i) that certain Global Security Agreement dated as of August 11, 2009 (the “Security Agreement”), and (ii) that certain Global Guaranty Agreement dated as of August 11, 2009 (the “Guaranty”);

WHEREAS, the New Subsidiary has not yet joined as a party to the Collateral Agreements;

WHEREAS, Cirtran Corporation (the “Parent”), a Nevada corporation, is required, pursuant to the terms of Section 6.12 of the Security Agreement to have all of its subsidiaries, including the New Subsidiary, join the Collateral Agreements;

WHEREAS, any assets transferred by the Parent to the New Subsidiary were, and remain, subject to the security interest granted by the Parent to the Secured Party pursuant to the Security Agreement;

WHEREAS, the New Subsidiary desires to confirm and reaffirm the Secured Party’s prior security interest in such assets, and to become a party to and be bound by the terms of the Collateral Agreements in the same capacity and to the same extent as the Cirtran Parties as required by Section 6.12 of the Security Agreement; and

WHEREAS, the New Subsidiary and the Secured Party desire to enter into this Agreement to set forth their respective understanding with respect to the effectiveness of the Collateral Agreements.

NOW, THEREFORE, it is hereby agreed by and between the New Subsidiary and the Secured Party, as follows:

1.	Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Security Agreement.

2.	Organization and Qualification. The New Subsidiary hereby represents and warrants to the Secured Party as follows:

3

i.	The name of the New Subsidiary set forth in the first paragraph hereof is the correct legal name of such party; and
ii.
The jurisdiction of organization for the New Subsidiary set forth in the first paragraph hereof is correct and the New Subsidiary is duly organized, validly existing, and in good standing under the laws of such jurisdiction of organization.

3.	Preconditions to Effectiveness. The effectiveness of this Agreement is conditioned upon the due execution and delivery of this Agreement by each of the parties hereto.
4.	Joinder of New Subsidiary to Collateral Agreements. The New Subsidiary hereby acknowledges that it has received and reviewed copies of the Collateral Agreements and hereby:
i.
joins in the execution of, and becomes a party to, the Collateral Agreements as a Grantor and Guarantor thereunder (as applicable) and joins in each grant, pledge and assignment of any interest by the Grantors and Guarantors thereunder and hereafter is and shall be considered one of the Grantors and Guarantors, as applicable, for all purposes;

ii.
covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgements of the Grantors and Guarantors under the Collateral Agreements, as of the date hereof (other than covenants, agreements, liabilities and acknowledgements that relate solely to an earlier date), in each case, with the same force and effect as if such New Subsidiary were a signatory to the Collateral Agreements and was expressly named as one of the Grantors and Guarantors, as applicable, therein;

iii.
makes all representations, warranties, and other statements of the Grantors and Guarantors under the Collateral Agreements as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if such New Subsidiary was a signatory to the Collateral Agreements and was expressly named as one of the Grantors and Guarantors, as applicable, therein; and

iv.
without in any way limiting the duties and obligations of the Cirtran Parties, assumes and agrees to perform all applicable duties and obligations of the Cirtran Parties under the Collateral Agreements.

5.	Grant of Security Interest; Guaranty.
i.
Notwithstanding the New Subsidiary’s joinder to the Collateral Agreements and the Secured Party’s prior security interest in assets transferred to the New Subsidiary by the Parent, and for the avoidance of doubt, to secure the prompt payment and performance of all of the Obligations and any other obligations of any of the Cirtran Parties and/or New Subsidiary to the Secured Party, the New Subsidiary hereby grants the Secured Party a security interest in all of the New Subsidiary’s assets, whether now existing or hereafter acquired, including, without limitation, all Goods, Inventory, Equipment, Fixtures, Instruments, Documents, Accounts, Contracts and Contract Rights, Chattel Paper, Deposit Accounts, Money, Letters of Credit and Letter-of-Credit Rights, Commercial Tort Claims, Securities and all other Investment Property, General Intangibles, Farm Products, all books and records and information relating to any of the foregoing, all supporting obligations, and any and all Proceeds and products of any and all of the foregoing, and as more particularly described on Exhibit A attached to the Security Agreement.  The New Subsidiary further covenants and agrees that it shall, from and after the execution of this Agreement, execute and deliver to the Secured Party whatever additional documents, instruments, and agreements that the Secured Party may reasonably require in order to vest or perfect the security interests granted to the Secured Party in the Collateral, and hereby authorizes the Secured Party to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, the Secured Party deems necessary to perfect or evidence the Secured Party’s security interests and liens in any such Collateral.  This Agreement constitutes an authenticated record.

4

ii.
Notwithstanding the New Subsidiary’s joinder to the Collateral Agreements and for the avoidance of doubt, the New Subsidiary hereby unconditionally and irrevocably guarantees the due and punctual payment and performance of all of the Obligations and any other obligations of any of the Cirtran Parties to the Secured Party.  Notwithstanding any provision contained herein and/or in the Guaranty to the contrary, each Guarantor’s liability hereunder and/or under the Guaranty shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by any Secured Party from such Guarantor under the Guaranty without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code (11 U.S.C. §§ 101 et seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law (the “Avoidance Provisions”) after taking into account, among other things, such Guarantor’s right of contribution and indemnification from each other Guarantor, if any.  To the end set forth above, but only to the extent that the Obligations of a Guarantor hereunder or under the Guaranty (the “Guaranty Obligations”) would otherwise be subject to avoidance under the Avoidance Provisions, if such Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for the Guaranty Obligations, or if the Guaranty Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the Guaranty Obligations is deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Guaranty Obligations for which such Guarantor shall be liable hereunder and/or under the Guaranty shall be reduced to that amount which, after giving effect thereto, would not cause the Guaranty Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.

5

6.
Delivery of Documents.  The New Subsidiary hereby agrees that the following documents shall be delivered to the Secured Party prior to or concurrently with this Agreement, each in form and substance acceptable to the Secured Party, in its sole and exclusive discretion:

i.
copies, certified by a duly authorized officer of the New Subsidiary to be true and complete as of the date hereof, of each of (i) the governing documents of the New Subsidiary as in effect on the date hereof, (ii) the resolutions of the New Subsidiary authorizing the execution and delivery of this Agreement and the other documents executed in connection herewith (if any) and the New Subsidiary’s performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized;

ii.	a certificate of the Secretary of State of the New Subsidiary’s jurisdiction of organization of a recent date as to the New Subsidiary’s existence and good standing; and
iii.	such other documents as the Secured Party may reasonably request.
7.	Ratification of Collateral Agreements; Further Assurances.
i.
Each of the Cirtran Parties and the New Subsidiary hereby acknowledges and agrees that all references in the Collateral Agreements to the “Forbearance Agreement” shall hereafter refer to that certain Amended and Restated Forbearance Agreement and Amendment of even date herewith entered into by and between the Cirtran Parties and the Secured Party as may be amended and supplemented from time to time.

ii.
Each of the Cirtran Parties and the New Subsidiary hereby ratifies and confirms all the terms and conditions of, and all the warranties and representations set forth in, each of the Collateral Agreements (other than representations, warranties and other statements that relate solely to an earlier date) to which any of the Cirtran Parties and/or the New Subsidiary is a party, and each of the Cirtran Parties and the New Subsidiary acknowledges and agrees that each of the Collateral Agreements remains in full force and effect against each of the Cirtran Parties and the New Subsidiary without set-off, counterclaim, or defense, in each case, if and to the extent applicable, as may be amended or supplemented and in effect as of the date hereof.

6

iii.
Each of the Cirtran Parties and the New Subsidiary hereby ratifies and confirms that any and all Collateral previously pledged to the Secured Party shall continue to secure the Obligations to the Secured Party pursuant to the Collateral Agreements.

iv.
The New Subsidiary hereby agrees that it shall, from and after the execution of this Agreement, at the sole expense of the New Subsidiary, execute and deliver to the Secured Party whatever additional documents, instruments, and agreements that the Secured Party may require in order to vest or perfect the Secured Party’s security interests, mortgages and liens in the Collateral which is the subject of the Collateral Agreements and this Agreement more securely in the Secured Party and to otherwise give effect to the terms and conditions of the Collateral Agreements and this Agreement.

8.
WAIVER OF CLAIMS.  Each of the Cirtran Parties and the New Subsidiary hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Secured Party, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, representatives, investors, partners, members, managers, predecessors, successors, and assigns with respect to the Obligations, or otherwise, and that if it now has, or ever did have, any offsets, defenses, claims, or counterclaims against Secured Party, its general partner, and its investment manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, representatives, investors, partners, members, managers, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED and each of the Cirtran Parties and the New Subsidiary hereby RELEASES the Secured Party from any liability therefor.

9.	Miscellaneous.
i.
This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.

ii.	This Agreement expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

7

iii.
Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

iv.
This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws.  The parties hereto further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Agreement, provided, however, that nothing herein shall prevent the Secured Party from enforcing its rights and remedies (including, without limitation, by filing a civil action) with respect to the Collateral, the Cirtran Parties, and/or the New Subsidiary in any other jurisdiction in which the Collateral, the Cirtran Parties, and/or the New Subsidiary may be located.

v.
This Agreement shall be binding upon the parties hereto and their respective successors and assigns an shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and assigns, provided, however, that the Cirtran Parties and the New Subsidiary may not assign any of their rights, obligations, or interests hereunder or under the Collateral Agreements or any other Transaction Document without the prior written consent of the Secured Party.

vi.	From and after the execution and delivery hereof by the parties hereto, this Agreement shall constitute a “Transaction Document” for all purposes.

[remainder of page left intentionally blank – signature pages follow]

8

IN WITNESS WHEREOF, the parties have hereunto caused this Ratification and Joinder Agreement to be executed and their seals to be hereto affixed as of the date first written above.

CIRTRAN CORPORATION, a Utah corporation By:____________________________ Name:__________________________ Title:__________________________

[Signature Page to Ratification and Joinder Agreement]

Acknowledged and Agreed with respect
to Paragraphs 5(b), 7 and 8 by:

CIRTRAN CORPORATION, a Nevada corporation By:____________________________ Name:__________________________ Title:__________________________	CIRTRAN MEDIA CORP., a Utah corporation By:____________________________ Name:__________________________ Title:__________________________
RACORE NETWORK, INC., a Utah corporation By:____________________________ Name:__________________________ Title:__________________________	CIRTRAN ONLINE CORP., a Utah corporation By:____________________________ Name:__________________________ Title:__________________________
CIRTRAN – ASIA, INC., a Utah corporation By:____________________________ Name:__________________________ Title:__________________________	CIRTRAN PRODUCTS CORP., a Utah corporation By:____________________________ Name:__________________________ Title:__________________________
CIRTRAN BEVERAGE CORP., a Utah corporation By:____________________________ Name:__________________________ Title:__________________________

[Signature Page to Ratification and Joinder Agreement]

Accepted and Acknowledged by:

YA GLOBAL INVESTMENTS, L.P.
By:	Yorkville Advisors, LLC
its Investment Manager

By:
Name:
Title:

[Signature Page to Ratification and Joinder Agreement]

Schedule 1
(Cirtran Parties)

Cirtran Corporation, a Nevada corporation
Racore Network, Inc., a Utah corporation
Cirtran – Asia, Inc., a Utah corporation
Cirtran Beverage Corp., a Utah corporation
Cirtran Media Corp., a Utah corporation
Cirtran Online Corp., a Utah corporation
Cirtran Products Corp., a Utah corporation

Exhibit “D”
Form Perfection Certificate

PERFECTION CERTIFICATE

Obligor represents and warrants that the following information is true, accurate and complete.

1.	NAME OF THE OBLIGOR.

a.           The exact corporate or other entity name of Obligor as it appears in its current Articles or Certificate of Incorporation is as set forth in column (a) of the table below.

b.           The federal employer identification number and state identification number of Obligor is as set forth in columns (b) and (c) respectively of the table below.

c.           The legal status and jurisdiction of incorporation or organization of Obligor is as set forth in column (d) of the table below.  Obligor is in good standing under the laws of the jurisdiction of its incorporation or organization.

d.           All other names (including fictitious names, d/b/a's, trade names or similar names) currently used by Obligor or used within the past 12 years, together with the periods of use, are listed as set forth in column (e) of the table below:

(a)	(b)	(c)	(d)

e.           Obligor has the following subsidiaries:

f.           The following are the names and addresses of all entities from whom Obligor has acquired any personal property in a transaction not in the ordinary course of business during the past six years, together with the date of such acquisition and the type of personal property acquired (e.g., equipment, inventory, etc.):

Name	Mailing Address	Date of Acquisition	Type of Property

2.           LOCATIONS OF OBLIGOR.

a.           The table below sets forth the following addresses:

(a)           denotes the present location of the chief executive offices of Obligor.

(b)           denotes the location of the chief executive offices of Obligor during the past six years.

(c)           denotes all locations where Obligor maintains any books or records relating to any of its Accounts.

(d)           denotes all locations where Obligor maintains any Collateral.

(e)           denotes all locations where Obligor owns, leases, or occupies any Real Property (indicate whether property is owned or leased; and, if leased, indicate name, mailing address and phone number of the applicable landlord).

Item	Complete Street and Mailing Address, including County and Zip Code

b.           The following are the names and addresses of all warehousemen or bailees who have possession of any of the Inventory of Obligor:

Name	Complete Street and Mailing Address, including County and Zip Code	Inventory of Obligor

c.           The following lists places in which Goods purchased by Obligor might in the ordinary course be located, even temporarily for purposes of transshipment, after title thereto has passed to Obligor:

d.           The following lists third party at which Obligor maintains records on servers or other electronic equipment and provides the names and address of such third parties:

3.	TYPES OF COLLATERAL
a.	Obligor owns the following kinds of assets. (If the answer is “Yes” to any of the following questions, attach a schedule describing each such asset owned by Obligor.)

Copyrights or copyright applications registered with the U.S. Copyright Office	Yes ☐ No ☐
Software registered with the U.S. Copyright Office	Yes ☐ No ☐
Software not registered with the U.S. Copyright Office	Yes ☐ No ☐
Patents and patent applications	Yes ☐ No ☐
Trademarks or trademark applications (including any service marks, collective marks and certification marks)	Yes ☐ No ☐
Other Intellectual Property (other than as listed above) we have a URL, which is commonly thought of as IP	Yes ☐ No ☐
Licenses to use trademarks, patents, copyrights and other Intellectual Property of others	Yes ☐ No ☐
Franchise, marketing agreements or similar agreements	Yes ☐ No ☐
Stocks, Bonds or other Investment Property	Yes ☐ No ☐
Promissory notes, or other Instruments or evidence of indebtedness:	Yes ☐ No ☐
Leases of equipment, security agreements naming such person as secured party, or other Chattel Paper	Yes ☐ No ☐
Aircraft	Yes ☐ No ☐
Vessels, Boats or Ships	Yes ☐ No ☐
Railroad Rolling Stock	Yes ☐ No ☐
Motor Vehicles	Yes ☐ No ☐
Crops or Minerals	Yes ☐ No ☐

b.           The following are all governmental permits and licenses held by Obligor:

Description of Permit and License

c.           The following are all banks or savings institutions at which Obligor maintains Deposit Accounts:

Bank Name	Account Number	Branch Address

4.	OFFICERS AND DIRECTORS OF OBLIGOR

The following are the names and titles of the officers and directors of Obligor.

Office/Title	Name of Officer

Prompt written notice will be given to Lender of any change or amendment with respect to any of the foregoing.  Lender is authorized to contact the companies or individuals listed above.

5.	OTHER ITEMS

a.           Obligor is qualified and in good standing as a foreign corporation or other entity in the jurisdictions set forth below:

Jurisdiction	Type of Activity

b.           Obligor’s total authorized and outstanding shares of Common Stock (or other equity securities) is as set forth below:

Class of Units	Authorized	Outstanding

c.           Obligor owns stock or other equity interests of the following corporations (indicate whether shares constitute entire outstanding stock, majority interest, or controlling interest):

Name of Subsidiary Corporation	Address	No. of Shares & Interest	Type of Operation

d.           A list of each other person or entity in which Obligor has an investment or other interest in, or any outstanding loan or advance to, (including any officer, director or shareholder of Obligor) is set forth below:

Name	Address	Specify Type/Amount of Interest

e.  Are Obligor’s accounts receivables payable by the United States Government, a foreign government, or any department or agency thereof?  If so, please state the aggregate amount thereof and the percentage that those accounts receivables are of all of such Obligor’s accounts receivables, in each case as of a recent, specified date.

f.           Is any of Obligor’s inventory subject to a claim under any contract with the United States Government, a foreign government, or any department or agency thereof that title to such inventory has vested in such person by virtue of progress payments?  If so, please state the aggregate amount thereof and the percentage that such inventory is of all of such inventory, in each case as of a recent, specified date.

Schedules
to
Perfection Certificate

Schedule 3.a.

Exhibit “E”
Form Confession of Judgment and Stipulation for Entry of Writ of Replevin

Joseph M. R. Covey, # 7492
James L. Ahlstrom, # 8704
John P. Snow, # 10735
Parr Brown Gee & Loveless, P.C.
185 South State Street, Suite 800
Salt Lake City, Utah 84111
Telephone: (801) 532-7840
Fax: (801) 532-7750
Attorneys for Plaintiff YA Global Investments, L.P.
 ______________________________________________________________________________
IN THE THIRD JUDICIAL DISTRICT COURT IN AND FOR

SALT LAKE COUNTY, STATE OF UTAH, SALT LAKE DIVISION
YA GLOBAL INVESTMENTS, L.P., Plaintiff, vs. CIRTRAN CORPORATION, a Nevada corporation; and KATANA ELECTRONICS, LLC, a Utah limited liability company, Defendants.	CONFESSION OF JUDGMENT AND STIPULATION FOR ENTRY OF WRIT OF REPLEVIN Civil No. 100911400 Judge Paul G. Maughan
Defendants Cirtran Corporation, a Nevada corporation (“Cirtran”) and Katana Electronics, LLC, a Utah limited liability company (“Katana,” and collectively with Cirtran, “Defendants”), hereby expressly stipulate, confess, and agree as set forth below.

Cirtran’s Agreement Regarding a Confession of Judgment

Cirtran hereby expressly stipulates, confesses, and agrees as follows:

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1.           This Confession of Judgment is applicable upon the occurrence of a Termination Event, as described in that certain Amended and Restated Forbearance Agreement and Amendment dated of even date herewith (the “Forbearance Agreement”).  A form of this Confession of Judgment is appended as Exhibit “E” to the Forbearance Agreement.

2.           Cirtran hereby expressly agrees and acknowledges that it currently owes to YA Global Investments, L.P. (“YA Global”) the amounts set forth as the “Obligations” in the Forbearance Agreement to which a form of this Confession of Judgment is appended as an Exhibit “E.”  Pursuant to the Forbearance Agreement, Cirtran has agreed to the repayment of the Obligations in the amounts and at the times set forth as part of paragraph 6 of the Forbearance Agreement.

3.           Cirtran, for itself and on behalf of any and all of its affiliated and related entities, including, without limitation, those that are signatories to the Forbearance Agreement (all such entities, collectively, within the meaning of “Cirtran” when used herein), hereby jointly confesses that in the event of the occurrence of a Termination Event, as defined in the Forbearance Agreement, and in accordance with the Forbearance Agreement, all amounts claimed due by YA Global, as set forth in paragraph 2, above, are and will be due and owing to YA Global, plus interest accruing on such amounts through the date of entry of the judgment stemming from submission of this Confession of Judgment.

4.           Accordingly, Cirtran hereby expressly agrees and acknowledges that YA Global may file with the Third Judicial District Court a Final Judgment and Order to obtain a final judgment in the total amount of the Obligations that are then unpaid, less any payments made toward such amount, plus interest accruing through entry of the judgment in this matter (the “Final Judgment”).

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5.           Cirtran hereby expressly agrees and acknowledges that the Final Judgment will constitute a final judgment and order of the Court as to all amounts set forth herein and as to the liability of Cirtran, jointly and severally, to YA Global.

6.           Cirtran hereby expressly agrees, acknowledges, and authorizes entry of the Final Judgment amount (less credit for any payments made prior to the occurrence of a Termination Event under the Forbearance Agreement), which amount Cirtran agrees is justly due and owing, together with costs and attorneys’ fees, upon the occurrence of a Termination Event and consents to immediate execution upon such Final Judgment.

7.           Cirtran expressly agrees and acknowledges that:
(a)           By executing this Confession of Judgment, it is permitting final judgment to be entered against it, jointly and severally, for the Obligations then owed, plus interest as specified herein, plus attorneys’ fees accrued and owing as a consequence of Cirtran’s failure to pay the Obligations set forth in the Forbearance Agreement;
(b)           It has consulted with legal counsel of its choice or has had an opportunity to consult with legal counsel and hereby voluntarily and affirmatively waives such right, as evidenced by the signature below;
(c)           It is waiving its right to any further notice concerning YA Global seeking entry of the Final Judgment, and any right of appeal that it may otherwise have, and instead is expressly authorizing entry of the Final Judgment upon YA Global’s communication to the Court that a Termination Event has occurred; and
(e)           It is waiving any right to a jury trial on any of the matters addressed in the instant lawsuit, on any issue or matter set forth in this Confession of Judgment, on any or matter set forth in the Forbearance Agreement, or otherwise.

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8.           Cirtran further acknowledges that no representations or promises of any kind, other than as contained in the Forbearance Agreement and in this Confession of Judgment, have been made by YA Global to induce Cirtran to enter into this Confession of Judgment.

9.           The Final Judgment entered pursuant to this Confession of Judgment shall bear interest at the rate specified in the Forbearance Agreement until paid in full and shall include reasonable attorneys’ fees, costs, and other expenses incurred by YA Global in exercising its rights hereunder and/or under the Forbearance Agreement.

10.           Cirtran understands that this Confession of Judgment is being delivered to counsel for YA Global, Parr Brown Gee & Loveless, P.C., to be filed with the Court for the purpose of obtaining a final, fully enforceable, judgment against it, jointly and severally, in the amount of the Obligations, plus accrued interest and attorney fees incurred in submitting this Confession of Judgment in the event of the occurrence of a Termination Event under the Forbearance Agreement.
11.           Cirtran represents and warrants that it has all necessary authority, corporate or otherwise, to enter into this Confession of Judgment, and that the Forbearance Agreement and this Confession of Judgment, once executed, are legally binding and fully enforceable against it in accordance with the terms hereof and thereof.
12.           All references to Cirtran and any other singular references shall mean and refer to Cirtran and any and all of its affiliated entities of any kind, jointly and severally.  In this regard, the confession of judgment to amounts hereunder shall be treated by the Court as a confession to joint and several liability as to all such amounts, which is expressly acknowledged by the parties signing below.

Stipulation as to YA Global’s Motion for Prejudgment Writ of Replevin

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13.           Both Cirtran and Katana hereby expressly stipulate, agree, and acknowledge as follows with respect to YA Global’s Motion for Prejudgment Writ of Replevin (the “Motion”) – Katana’s signature below relates only to such Motion and this paragraph 13 of this filing:
a.           Following the occurrence of a Termination Event (as defined in the Forbearance Agreement) YA Global is and shall be entitled to immediately take possession, custody, and control (including, where applicable, assembling and taking possession of ) of all the equipment set forth as Exhibit A hereto.
b.           Katana and Cirtran specifically agree and acknowledge pursuant to Rule 64B(b)(1) that YA Global is entitled, after occurrence of a Termination Event,  to possession of all of the personal property assets set forth in the immediately preceding paragraph.
c.           Katana and Cirtran specifically agree and acknowledge pursuant to Rule 64B(b)(2) the defendants Katana and Cirtran are wrongfully detaining such personal property assets set forth in paragraph 13(a), above, within the meaning of Rule 64B(b)(2).
d.           Katana filed Defendant Katana Electronics, LLC’s Objection to YA Global’s Motion for Prejudgment Writ of Replevin (the “Objection”) on August 6, 2010.  Katana hereby agrees to withdraw such Objection.
e.           Katana and Cirtran acknowledge and agree that,  and provide authorization for,  a sheriff or constable of the State of Utah to use all means necessary – including reasonable force, if necessary – to implement and effectuate the terms of this Stipulation after occurrence of a Termination Event as against either and both of Katana and Cirtran.
f.           Katana and Cirtran acknowledge and agree that nothing contained herein is intended to be, nor shall be construed as, a waiver of any kind concerning YA Global’s ability to conduct discovery after occurrence of a Termination Event into the personal property assets transferred from Cirtran to Katana, all such rights being expressly reserved by YA Global.

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              DATED this ____ day of January, 2011.

Parr Brown Gee & Loveless, P.C.

By: _________________________
James L. Ahlstrom
Attorneys for plaintiff YA Global Investments

Parsons Behle & Latimer, P.C.

By: ___________________________
Scott S. Bell
Attorneys for co-defendant Katana Electronics, LLC

Durham Jones & Pinegar, P.C.

By: _____________________________
David W. Tufts
Attorneys for co-defendant Cirtran Corporation

Signed as to Confession of Judgment:

This Confession of Judgment is executed this ___ day of January, 2011.

Cirtran Corporation, a Nevada corporation
By: __________________________
Its: ___________________________

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The undersigned hereby certifies that on this ___ day of January, 2011, did personally appear before me and execute the foregoing Confession of Judgment and Stipulation for Entry of Writ of Replevin document as the duly authorized officer of Cirtran Corporation on behalf of such entity and with the intent of binding such entity to the terms and conditions contained above.

____________________________
[Notary seal]	Notary Public

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Joseph M. R. Covey, # 7492
James L. Ahlstrom, # 8704
John P. Snow, # 10735
Parr Brown Gee & Loveless, P.C.
185 South State Street, Suite 800
Salt Lake City, Utah 84111
Telephone: (801) 532-7840
Fax: (801) 532-7750

Attorneys for Plaintiff YA Global Investments, L.P.
 ______________________________________________________________________________

IN THE THIRD JUDICIAL DISTRICT COURT IN AND FOR

SALT LAKE COUNTY, STATE OF UTAH, SALT LAKE DIVISION

YA GLOBAL INVESTMENTS, L.P., Plaintiff, vs. CIRTRAN CORPORATION, a Nevada corporation; and KATANA ELECTRONICS, LLC, a Utah limited liability company, Defendants.	[proposed] ORDER AND WRIT OF REPLEVIN Civil No. 100911400 Judge Paul G. Maughan

The Court received and reviewed the Motion for Prejudgment Writ of Replevin (the “Motion”), the accompanying memorandum in support of the Motion, and the Declaration of Michael Schreck that were submitted by plaintiff YA Global Investments, L.P. (“Plaintiff”).  In addition, two hearings occurred with respect to the Motion – one on July 13, 2010, and one on July 27, 2010 (the “Hearings”).  The Court issued its Ruling on the Motion dated September 27, 2010 (the “Replevin Ruling”).  The Replevin Ruling expressly allows YA Global to undertake limited discovery to determine what other items, intangibles, etc., are recoverable as part of its Motion (i.e., that were transferred from Cirtran to Katana such that the transfer was subject to YA Global’s superior claim as a perfected secured creditor as to such personal property).

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As part of such discovery, Cirtran and Katana expressly agree and acknowledge that YA Global may examine in detail: (i) all personal property assets transferred to Katana as part of the divestiture of Cirtran’s legacy electronics manufacturing business; (ii) all of Cirtran’s right, title, and interest in, under and to all of its open and active purchase orders relating to its legacy electronics manufacturing business existing as of March 5, 2010, as stated in Cirtran’s Form 8-K security disclosure document dated March 5, 2010 (“SEC Filing”); (iii) all parts, materials, and work-in-progress pertaining to Cirtran’s legacy electronics manufacturing business that were owned or controlled by Cirtran as of March 5, 2010, and all accounts receivable and future revenue arising from such transfer, as stated in the SEC Filing; (iv) all identifiable cash proceeds related to the transfer of any of the above pursuant to UCA § 70A-9a-315; and (v) any other transfer of personal property from Cirtran to Katana that may be subject to YA Global’s perfected security interest in the same (hereafter, collectively, the “Additional Replevin Property”).

The parties expressly agree and acknowledge, and the Court specifically finds the following, with respect to the Additional Replevin Property:

1.           the Plaintiff is entitled, pursuant to Rule 64B(b)(1), to possession of all of the Additional Replevin Property that the Court rules is subject to Plaintiff’s security interest.

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2.           defendants Katana and Cirtran are, pursuant to Rule 64B(b)(2),  wrongfully detaining the Additional Replevin Property that the Court rules is subject to Plaintiff’s security interest.

3.           In the event of the occurrence of a Termination Event pursuant to that certain Restated Forbearance Agreement and Amendment entered into concurrently with this Order of Replevin, this Order shall constitute authorization for a sheriff or constable of the State of Utah to use all means necessary – including reasonable force, if necessary – to implement and effectuate the terms of this Order as against either and both of Katana and Cirtran with respect to replevin of the Additional Replevin Property that the Court rules is subject to Plaintiff’s security interest.

4.           In the event of the occurrence of a Termination Event pursuant to that certain Restated Forbearance Agreement and Amendment entered into concurrently with this Order of Replevin, then all discovery contemplated by the Replevin Ruling concerning the scope and extent of the Additional Replevin Property shall be allowed to occur, and shall not be waived or limited in any way.

DATED this ____ day of _______________, 2011.

BY THE COURT:
_________________________
Hon. Paul G. Maughan
Third Judicial District Court Judge

Approved as to form and content:

Parr Brown Gee & Loveless, P.C.

By: _________________________	DATED this __ day of January, 2011.
James L. Ahlstrom
Attorneys for plaintiff YA Global Investments

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Parsons Behle & Latimer, P.C.

By: ___________________________	DATED this __ day of January, 2011.
Scott S. Bell
Attorneys for co-defendant Katana Electronics, LLC

Durham Jones & Pinegar, P.C.

By: _____________________________	DATED this __ day of January, 2011.
David W. Tufts
Attorneys for co-defendant Cirtran Corporation

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Exhibit “F”
Form Warrant

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WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

CIRTRAN CORPORATION

Warrant to Purchase Common Stock

Warrant No.: [CCP-003]	Number of Shares:	25,000,000
	Warrant Exercise Price:	$.02
	Expiration Date:	December 31, 2015

Date of Issuance: January 14, 2011

Cirtran Corporation (a/k/a Cirtran Corp.), a Nevada corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, YA Global Investments, L.P. (the “Holder”), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) up to Twenty-Five Million (25,000,000) fully paid and non-assessable shares of Common Stock (as defined herein) of the Company (the “Warrant Shares”) at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date (however, such restriction may be waived by Holder (but only as to itself and not to any other holder) upon not less than 65 days prior notice to the Company).  For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.  For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

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Section 1.

a)      This Warrant is issued in connection with that certain Amended and Restated Forbearance Agreement and Amendment of even date herewith (the “Forbearance Agreement”)  among the Company, the Holder and the other parties named therein.  Each capitalized term used, and not otherwise defined herein, shall have the meaning ascribed thereto in the Securities Purchase Agreement dated May 26, 2005 (the “Securities Purchase Agreement”) between the Company, the Holder and the other parties named therein.

b)      Definitions.  The following words and terms as used in this Warrant shall have the following meanings:

i)           “Approved Stock Plan” means a stock option plan that has been approved by the Board of Directors of the Company prior to the date of the Securities Purchase Agreement, pursuant to which the Company’s securities may be issued only to any employee, officer or director for services provided to the Company.

ii)            “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

iii)           “Closing Bid Price” means the closing bid price of Common Stock as quoted on the Primary Market (as reported by Bloomberg Financial Markets (“Bloomberg”) through its “Volume at Price” function).

iv)           “Common Stock” means (i) the Company’s common stock, par value $0.0001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

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v)           “Event of Default” means (i) an event of default under the Securities Purchase Agreement, the Investor’s Registration Rights Agreement, or the Convertible Debentures issued in connection therewith, or (ii) the occurrence of a Termination Event (as defined in the Forbearance Agreement).

vi)           “Excluded Securities” means, (a) shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan, (b) shares of Common Stock issued or deemed to be issued by the Company upon the conversion, exchange or exercise of any right, option, obligation or security outstanding on the date prior to date of the Securities Purchase Agreement, provided that the terms of such right, option, obligation or security are not amended or otherwise modified on or after the date of the Securities Purchase Agreement, and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of shares of Common Stock issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date of the Securities Purchase Agreement,  (c) the shares of Common Stock issued or deemed to be issued by the Company upon conversion of the Convertible Debentures or exercise of the Warrants, and (d) shares that the Company is obligated to issue pursuant to any derivative securities, contracts or options outstanding as of the date of this Warrant.

vii)           “Expiration Date” means the date set forth on the first page of this Warrant.

viii)          “Issuance Date” means the date hereof.

ix)            “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or convertible securities.

x)            “Other Securities” means (i) those options and warrants of the Company issued prior to, and outstanding on, the date of the Securities Purchase Agreement, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant, and (iii) the shares of Common Stock issuable upon exercise of this Warrant.

xi)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

xii)           “Primary Market” means on any of (a) the American Stock Exchange, (b) New York Stock Exchange, (c) the Nasdaq Global Select Market, (d) the Nasdaq Global Market, (e) the Nasdaq Capital Market, or (e) the Over-the-Counter Bulletin Board (“OTCBB”)

xiii)           “Securities Act” means the Securities Act of 1933, as amended.

xiv)           “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

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xv)           “Warrant Exercise Price” shall be $.02or as subsequently adjusted as provided in Section 8 hereof.

c)      Other Definitional Provisions.

i)           Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company’s successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

ii)           When used in this Warrant, the words “herein”, “hereof”, and “hereunder” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section”, “Schedule”, and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

iii)           Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2.               Exercise of Warrant.

a)
Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date (i) by delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the “Exercise Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds and the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date (“Cash Basis”) or (ii) by delivering an Exercise Notice and in lieu of making payment of the Aggregate Exercise Price in cash or wire transfer, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (the “Cashless Exercise”):

Net Number = (A x B) – (A x C)
                                      B

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For purposes of the foregoing formula:

A = the total number of Warrant Shares with respect to which this Warrant is then being exercised.

B = the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

C = the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2, the Company shall on or before the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the “Exercise Delivery Documents”), and if the Common Stock is DTC eligible, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder’s or its designee’s balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible  then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request.  Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (i) or (ii) above the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised.  In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder’s Exercise Notice.

b)      If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant.  The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations.  Such investment banking firm’s or accountant’s determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

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c)      Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

d)      No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

e)      If the Company or its transfer agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder’s balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder’s exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Irrevocable Transfer Agent Instructions or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

f)      If within ten (10) days after the Company’s receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant or the Irrevocable Transfer Agent Instructions or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

Section 3.              Covenants as to Common Stock.  The Company hereby covenants and agrees as follows:

a)      This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

b)      All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

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c)      During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.  If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

d)      If at any time after the date hereof the Company shall file a registration statement, the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

e)      The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.  The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

f)      This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4.   Taxes.  The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5.   Warrant Holder Not Deemed a Stockholder.  Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

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Section 6.             Representations of Holder.  The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”).  Upon exercise of this Warrant  the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor.  If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

Section 7.              Ownership and Transfer.

a)
The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee.  The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

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Section 8.              Adjustment of Warrant Exercise Price and Number of Shares.  The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

a)
Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock.  If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities, or (ii) the Other Securities) for a consideration per share less than a price (the “Applicable Price”) equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share.  Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

b)      Effect on Warrant Exercise Price of Certain Events.  For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

i)           Issuance of Options.  If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share.  For purposes of this Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any convertible security issuable upon exercise of such Option.  No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

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ii)           Issuance of Convertible Securities.  If the Company in any manner issues or sells any convertible securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share.  For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security.  No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

iii)           Change in Option Price or Rate of Conversion.  If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted.  For purposes of this Section 8(b)(iii), if the terms of any Option or convertible security that was outstanding as of the date of the Securities Purchase Agreement are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change.  No adjustment pursuant to this Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

iv)           Calculation of Consideration Received.  If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore.  If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities.  If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be.  The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding.  The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

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v)           Integrated Transactions.  In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.02.

vi)           Treasury Shares.  The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

vii)           Record Date.  If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

c)      Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock.  If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased.  If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased.  Any adjustment under this Section 8(c) shall become effective at the close of business on the date the subdivision or combination becomes effective.

d)      Distribution of Assets.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

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i)           any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date; and

ii)           either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

e)      Certain Events.  If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(c),that no such adjustment pursuant to this Section 8(e) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

f)      Voluntary Adjustments By Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

g)      Notices.

i)           Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

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ii)           The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

iii)           The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

Section 9.              Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

h)      In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

i)      Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale).  Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder’s Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

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Section 10.            Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11.            Notice.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to Holder:	YA Global Investments, L.P.
101 Hudson Street – Suite 3700
Jersey City, NJ 07302
Attention: Mark A. Angelo
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With Copy to:	Troy Rillo, Esq.
101 Hudson Street – Suite 3700
Jersey City, NJ 07302
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

If to the Company, to:	Cirtran Corporation.
4125 S. 6000 West
West Valley City, UT 84128
Attention: Iehab J. Hawatmeh
Telephone: (801) 963-5112
Facsimile: (801) 963-8823

With a copy to:	Durham Jones & Pinegar
111 East Broadway, Suite 900
Salt Lake City, UT 84111
Attention: Jeffrey M. Jones, Esq.
Telephone: (801) 415-3000
Facsimile: (801) 415-3500

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If to a holder of this Warrant, to it at the address and facsimile number set forth in this Section 11, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant.  Each party shall provide five days’ prior written notice to the other party of any change in address or facsimile number.  Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or (B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 12.       Date.  The date of this Warrant is set forth on page 1 hereof.  This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

Section 13.        Amendment and Waiver.  Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

Section 14.        Descriptive Headings; Governing Law.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders.  All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Hudson County and the United States District Court for the District of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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Section 15.        Remedies, Other Obligations, Breaches and Injunctive Relief.   The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, in any other agreement between the Company and the Holder, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 16.         Waiver of Jury Trial.  AS A MATERIAL INDUCEMENT FOR EACH PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

CIRTRAN CORPORATION

By:
Name: Iehab J. Hawatmeh
Title: President and CEO

EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED

BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

CIRTRAN CORPORATION

The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock (“Warrant Shares”) of Cirtran Corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

1.  ___    Cash Exercise

(a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $______________ to the Company in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares.  The Company shall deliver to the holder _______  Warant Shares in accordance with the terms of the Warrant.

2.  ___    Cashless Exercise

(a) Payment of Warrant Exercise Price.  In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares.  The Company shall deliver to the holder ___________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

EXHIBIT B TO WARRANT

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase ____________ shares of the capital stock of Cirtran Corporation represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation.  The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:

By:
Name:
Title:

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Exhibit “G”
Form UCC Financing Statement

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Exhibit “H”
Form Control Agreement

4

CONTROL AGREEMENT

This CONTROL AGREEMENT (the “Agreement”), dated as of January __, 2011, is by and among Play Beverages, LLC, a Delaware limited liability company (the “Company”), YA Global Investments, L.P., formerly known as Cornell Capital Partners, LP, a Cayman Island exempt limited partnership (“Secured Party”) and Iehab Hawatmeh, a resident of the State of Utah ("Debtor").

PREAMBLE:

WHEREAS, in order to secure its obligations to Secured Party under that certain Guaranty executed and delivered by Debtor to Secured Party dated of even date herewith, Debtor has granted Secured Party a security interest in fifty percent (50%) (the “Pledged Interests”) of his Class A Membership Units in the Company pursuant to a Pledge Agreement by and between Debtor and Secured Party dated of even date herewith; and

WHEREAS, the parties hereto wish to acknowledge such security interest and pledge and Secured Party’s control over the Pledged Collateral for purposes of the provisions of Article 8 and Article 9 of the Uniform Commercial Code as enacted and in effect in the State of Delaware (the “UCC”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

TERMS:

1.          Membership Interests.  The Company represents and warrants to Security Party that:

There are 93,385 Class A Membership Units of the Company presently issued and outstanding.  Debtor is a manager of the Company and the owner of 14,000 Class A Membership Units of the Company.

The Company does not know of any claim to or interest in the Pledged Interests, except for claims and interests of the parties referred to in this Agreement.

The Company has not previously opted into Article 8 of the Uniform Commercial Code (the “UCC”).

None of the membership interests of the Company, including the Class A Membership Units, are certificated.

2.          Acknowledgment of Security Interest. The Company hereby acknowledges that, pursuant to the Pledge Agreement, Secured Party has been granted and continues to hold a security interest in and to the Pledged Interests as collateral security for the obligations of Debtor to Secured Party.

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3.          Agreement to Follow Instructions; Agreement Not to Register Transfer.  Subject to the terms of the operating agreement of the Company, as amended, the Company, as issuer of the Pledged Interests, hereby agrees to comply with any “instructions” (as defined in § 8-102(a)(12) of the UCC) originated by Secured Party without further consent of Debtor, including, without limitation, instructions regarding the transfer, redemption, or other disposition of the Pledged Interests or the proceeds thereof, including any distributions with respect thereto. Debtor agrees that it shall not register any transfer of the Pledged Interests to any person without the prior written consent of Secured Party.
4.          Intent of the Parties. By executing and delivering this Agreement, the parties hereto intend to establish Secured Party’s control over the Pledged Interests for purposes of the provisions of § 8-106(c)(2) of the UCC.

5.          Irrevocable Proxy.  Debtor hereby irrevocably constitutes and appoints Secured Party, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Debtor's true and lawful proxy, for and in Debtor's name, place and stead to vote the Pledged Interests with respect to any Article 8 Matter (as defined below). The foregoing proxy shall include the right to sign Debtor's name (as a member of the Company) to any consent, certificate or other document relating to the Company that applicable law may permit or require to cause the Pledged Interests to be voted in accordance with the preceding sentence. Debtor hereby revokes all other proxies and powers of attorney with respect to the Pledged Interests that Debtor may have appointed or granted, to the extent such proxies or powers extend to any Article 8 Matter. Debtor will not give a subsequent proxy or power of attorney (and if given, such proxy or power of attorney will not be effective) or enter into any other voting agreement with respect to the Pledged Interests with respect to any Article 8 Matter.

As used herein, “Article 8 Matter” means any action, decision, determination or election by the Company or its member(s) that its membership interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, determination or election.

THE PROXIES AND POWERS GRANTED BY DEBTOR PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF THE DEBTOR'S OBLIGATIONS UNDER THE PLEDGE AGREEMENT AND UNDER THIS AGREEMENT.

6.          Future Article 8 Matters.  The Company hereby covenants with Secured Party that during the term of this Agreement the Company shall give copies of any notices or other communications that it sends to Debtor or to any other members of the Company related to any Article 8 Matter to Secured Party at the same time as such notices or other communications are sent to Debtor or any other members of the Company. The Company acknowledges the powers and proxies granted herein and agrees that Secured Party shall have the sole right during the term of this Agreement to vote the Pledged Interests with respect to any Article 8 Matter.

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7.           The Company's Responsibility.

(a)      Except for following instructions as set forth in Section 3 hereof and providing the notices described in Section 6, the Company will not be liable to Secured Party for any other matter, event or omission.  The Company will not be liable to Debtor for complying with a vote, action, decision, determination or election by Secured Party in respect of any Article 8 Matter, even if Debtor notifies the Company that Secured Party is not legally entitled to exercise any rights in respect of any Article 8 Matter, unless (i) the Company takes the action after it is served with an injunction, restraining order or other legal process enjoining it from doing so, issued by a court of competent jurisdiction or other legal process or (ii) the Company acts in collusion with Secured Party in violating Debtor's rights.

(b)      This Agreement does not create any obligation of the Company except for those expressly set forth in this Agreement.  In particular, the Company may rely on notices and communications it believes given by the appropriate party.

8.           Indemnity.  Secured Party and Debtor will separately and not jointly indemnify the Company, its officers, managers, employees, and agents against claims, liabilities and expenses arising out of this Agreement (including reasonable attorneys' fees and disbursements), except to the extent the claims, liabilities, or expenses are caused by the Company's gross negligence or willful misconduct.  Secured Party's and Debtor's liability under this Section 8 shall not be joint and several; Secured Party and Debtor shall only indemnify the Company against claims, liabilities and expenses arising from their own respective acts or omissions.

9.           Termination.  Secured Party may terminate this Agreement by notice to the Company and Debtor.  If Secured Party notifies the Company that Secured Party's security interest in the Pledged Interests has terminated, this Agreement will immediately terminate.  The provisions of Sections 7 and 8, titled, "The Company's Responsibility," and "Indemnity," will survive termination of this Agreement.

10.         Complete Agreement; Amendments.  This Agreement is the entire agreement, and supersedes any prior agreement and contemporaneous oral agreements, of the parties concerning its subject matter.  No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

11.         Governing law.  This Agreement will be governed by the laws of the State of Delaware.

12.         Severability.  To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

13.         Successors and assigns.  This Agreement shall be binding upon, and inure to the benefit of, the parties’ respective successors and assigns.

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14.           Notices.  A notice or other communication to a party under this Agreement will be in writing (except that entitlement orders may be given orally), will be sent to the party's address set forth below or to such other address as the party may notify the other parties and will be effective on receipt.

Company:	Play Beverages, LLC
9301 Wilshire Boulevard, Suite 410
Beverly Hills, California 90210

Secured Party:	YA Global Investments, L.P.
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Facsimile: (201) 985-8266

Debtor:	Iehab Hawatmeh
3271 Deer Hollow Dr.
Sandy, Utah 84092
Facsimile: (801) 963-7889

15.           Jury Waiver.  THE PARTIES WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

16.           Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Control Agreement as of the date first written above.

DEBTOR:

__________________________________________
Iehab Hawatmeh

SECURED PARTY:
YA Global Investments, L.P., a Cayman Island exempt limited partnership

By: Yorkville Advisors, LLC,
its Investment Manager

By: _____________________________
Title: _____________________________

COMPANY:
Play Beverages, LLC, a Delaware limited liability company

By: ___________________________________
Title: ___________________________________

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EXHIBIT “I”
Form Acknowledgement and Agreement

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ACKNOWLEDGEMENT AND AGREEMENT

This Agreement (“Agreement”), dated as of January __, 2011, is by and between Katana Electronics, LLC, a Utah limited liability company (“Katana”), and YA Global Investments, L.P., a Cayman Island exempt limited partnership (“YA”).  Katana and YA may each be referred to herein as a “Party,” and collectively as the “Parties.”

RECITALS

A.           Katana and Cirtran Corporation, a Nevada corporation (“Cirtran”), are parties to that certain Equipment Lease dated as of March 5, 2010 (the “Equipment Lease”), pursuant to which Katana leases from Cirtran certain equipment, machinery and furniture used in connection with electronic assembly, cabling and harnessing, as set forth on Exhibit “A”, attached hereto and incorporated herein (the “Equipment”).

B.           YA and Cirtran are parties to that certain Forbearance Agreement dated concurrently herewith (the “Forbearance Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Forbearance Agreement.   Subject to the terms and conditions of the Forbearance Agreement, YA has agreed to forbear from enforcing its rights and remedies as a result of the Existing Defaults.

C.           YA, Citran and Katana are parties to YA Global Investments, L.P. v. Cirtran Corporation and Katana Electronics, LLC, Civil No. 100911400, Third Judicial District Court in and for Salt Lake County, State of Utah, Salt Lake Division (the “Utah Case”).

D.           Cirtran has agreed, pursuant to the terms and conditions of the Forbearance Agreement, to execute a Confession of Judgment of the Utah Case, and a Stipulation of Entry of Writ, in the forms attached as Exhibit E to the Forbearance Agreement (the “Utah Judgment”).

E.           As a condition to executing the Forbearance Agreement, and forbearing from exercising its rights relative to the Existing Defaults, YA requires that Katana (1) subordinate its rights under the Equipment Lease and to the Equipment, to those of YA, (2) consent to and acknowledge the security interest granted by Cirtran to YA in and to the Equipment, and (3) authorize YA to file UCC-1 financing statements with respect to Katana describing as collateral the Equipment and all other assets which Cirtran transferred to Katana and in which Cirtran has granted YA a security interest.

F.           Katana acknowledges and agrees that the terms and conditions of the Forbearance Agreement directly benefit Katana.  Accordingly, Katana and YA desire to set forth in writing this Agreement in satisfaction of the above-recited conditions.

AGREEMENT

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NOW, THEREFORE, for and in consideration of the covenants set forth herein, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

1.           Forbearance Agreement.  Katana hereby acknowledges and consents to the execution by Cirtran and its affiliates of the Forbearance Agreement, and to the observance and performance of all terms and conditions set forth therein.

2.            Utah Judgment.  Katana shall, with the execution of this Agreement, execute the Utah Judgment, and shall observe and perform any and all obligations required of it by the Utah Judgment.   KATANA HEREBY WAIVES ANY AND ALL RIGHT TO APPEAL OR OTHERWISE CHALLENGE THE UTAH JUDGMENT.

3.           Subordination.  Katana hereby subordinates any and all interest that it has in the Equipment, or to any other Cirtran asset, pursuant to the Equipment Agreement or otherwise, to YA’s security interest therein.  Katana further subordinates any claim or right of collection that it now has or may have against Cirtran, to the claims or rights of collection held by YA against Cirtran.

4.           Notice of Default.  In the event Katana receives a verbal or written notice of default from Cirtran with respect to or arising in connection with the Equipment Lease or any other agreements executed in connection with the Equipment Lease, Katana shall promptly notify YA in writing of such notice of default, and provide YA with a copy of all notices received from Cirtran.

5.           Financing Statements.  Katana consents to the filing of one or more UCC-1 financing statements with the Utah Division of Corporations and Commercial Code in favor of Cirtran and/or YA, for the purpose of perfecting Cirtran’s and/or YA’s interest in and to the Equipment.

6.           Representations and Warranties.  Katana represents and warrants that:

a.      Exhibit “A” represents a complete list of all of the assets of Cirtran in which Katana holds an interest, pursuant to the Equipment Lease or otherwise;

b.      Exhibit “B” represents a complete list of all unfulfilled purchase orders of Cirtran and its affiliates known to Katana in March, 2010.  Katana did not receive any other purchase orders or any inventory, customer lists, or proprietary customer information from Cirtran in connection with the transactions involving the Equipment Lease; and

c.      Since the date of the transactions involving the Equipment Lease, Katana has not received any purchase orders, inventory, customer lists, or proprietary customer information from Cirtran;

provided, however, that Katana expressly acknowledges and agrees that (i) by entering into this Agreement YA has not, and shall not be deemed to have, agreed to the accuracy of any of the foregoing representations and warranties and shall not be estopped from challenging the same after the occurrence of a Termination Event, and (ii) nothing contained in this Agreement is intended to be, nor shall be construed as, a waiver of any kind concerning YA’s ability to conduct discovery after the occurrence of a Termination Event into the personal property assets transferred from Cirtran to Katana as part of the Utah Case (or otherwise), all such rights being expressly reserved by YA.

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7.           Notices.  All notices, demands or requests required or authorized hereunder shall be in writing and sent by overnight mail, registered mail, certified mail, return receipt requested and postage prepaid, or facsimile, to the following:

Katana:	Katana Electronics, LLC
2021 Montana Cove
Draper, Utah 84020
Facsimile: (801) 206-0130

Copy:	Parsons Behle & Latimer
Attn: Scott S. Bell
201 South Main Street, Suite 1800
Salt Lake City, UT 84111
Facsimile: (801) 536-6111

YA:	YA Global Investments, LP
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Facsimile: (201) 985-1964

8.           Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same Agreement.  Facsimile and email signatures shall be accepted by the Parties hereto as original signatures for all purposes.

9.           Governing Law.  The validity, interpretation and construction of this Agreement and of each part hereof shall be governed by the laws of the State of Utah.

10.         Entire Agreement.  This Agreement contains the entire agreement of the Parties and supersedes any and all prior negotiations, agreements or understandings, written or oral, with respect to the settlement of this matter.  Each Party warrants to the other Party that no promises or inducements for this Agreement have been made except as herein set forth, that they are competent and duly authorized to execute this Agreement, and that they execute it knowingly and voluntarily and accept responsibility therefore.  The Parties further acknowledge that the execution hereof is made without reliance upon any advice, statement or representation made by any other Party.  The Parties further acknowledge that they have received or had the opportunity to receive independent legal advice from their attorney or attorneys with respect to the advisability of signing this Agreement, and execution hereof is made without reliance upon any advice, statement or representation made by any other Party.

11.         Severability. In the event any portion of this Agreement is found to be unenforceable for any reason whatsoever, the unenforceable provision shall be considered severable and shall be null and void, and the remainder of the Agreement shall continue to be in full force and effect.

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12.         Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the heirs, successors, personal representatives and assigns of the Parties hereto.

 [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Acknowledgment and Agreement as of the Effective Date.

KATANA ELECTRONICS, LLC
a Utah limited liability company

_________________________________________
By: ____________________________________
Its: ____________________________________

YA GLOBAL INVESTMENTS, L.P.,
a Cayman Islands exempt limited partnership

By: Yorkville Advisors, LLC,
its Investment Manager

By: ______________________________
Its: ______________________________

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EXHIBIT “J”
Form Landlord Agreement

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COLLATERAL ACCESS AGREEMENT

(LANDLORD)

_____________________, a [State] [entity type] with offices at _________________, _____________ (the “Landlord”) owns real property located at ____________________________ (the “Leased Premises”), which real property the Landlord leases, pursuant to that certain [title of lease] dated [date] (the “Lease”), to Cirtran Corporation, a Nevada corporation (the “Company”) and/or one or more of the entities listed on Exhibit A attached hereto and made a part hereof (together with the Company, collectively, the “Tenants”) each with its principal executive offices located at the Leased Premises.  The Tenants are either party to or have guaranteed a financing arrangement by and between the Company and YA GLOBAL INVESTMENTS, L.P., a Cayman Island exempt limited partnership having an office at 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (the “Lender”), pursuant to which the Lender provides credit to and for the benefit of the Company and/or the other Tenants which will be secured by all or certain of the Company’s and other Tenants’ present and after acquired assets (the “Collateral”) including, among other things, the equipment and inventory located upon the Leased Premises.  In order to induce the Lender to continue to maintain that credit facility with the Company and the other Tenants, the Landlord hereby represents, warrants, covenants and agrees as follows:

1.	None of the Tenants are in default under the terms of the Lease.

2.
The Landlord acknowledges and agrees that  the inventory and equipment, or any other Collateral of any of the Tenants located on the Leased Premises shall remain personal property regardless of whether or not any of the inventory, equipment or other Collateral becomes so related to the Leased Premises that an interest therein arises under real estate law, and hereby waives any statutory or other lien or interest of the Landlord against or in the inventory, equipment or any other Collateral of any of the Tenants located on the Leased Premises.

3.
The Landlord consents to any right of possession of the Leased Premises that any of the Tenants may now or hereafter grant to the Lender.  In addition, notwithstanding any cancellation or termination of the Lease, action to evict any of the Tenants, or repossession of  the Leased Premises, the Landlord grants the Lender the right to possess, occupy and use the Leased Premises for purposes of holding, processing, manufacturing, selling, using, storing, liquidating, realizing upon or otherwise disposing of the Collateral, and for related and incidental purposes, for up to 105 days from the date of notice given to the Lender pursuant to Section 4(b) or (c) hereof.  Any extensions of the foregoing period shall be with the written consent of Landlord and at the same rate; except that Lender’s right to occupy the Leased Premises pursuant to the foregoing shall be automatically extended, at Lender’s request and subject to payment of the Rent (as defined in Section 5 below), for any period Lender is prohibited from exercising its rights to remove the Collateral due to imposition of the automatic stay under the Federal Bankruptcy Code.

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The Landlord agrees to give the Lender notice (a) of any breach of the Lease by any of the Tenants, at the same time as the Landlord shall give notice of such breach to such Tenants; (b) of any legal action which the Landlord may commence to evict any of the Tenants from the Leased Premises or to terminate or limit such Tenant’s right to use, possess or lease the Leased Premises, promptly upon the commencement of any such action; (c) of any cancellation or termination of the Lease, at least 30 days before such cancellation, stating the grounds for cancellation or termination; and (d) of any change in the ownership of the Leased Premises and the name and address of each new owner of the Leased Premises, at least 30 days before any such change in ownership.  The Landlord further agrees that the Lender shall have the right, but not the obligation, to cure any breach of the Lease by any of the Tenants and that the Landlord shall accept the Lender’s tender of payment or performance as a cure for such breach.  All notices to the Lender shall be deemed given when received by the Lender at:

YA Global Investments, L.P.
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Attention:  Michael Schreck

with a copy to:

Douglas K. Clarke, Esquire
Riemer & Braunstein LLP
3 Center Plaza
Boston, Massachusetts 02108

5.
If the Lender takes possession of or occupies the Leased Premises at any time, the Lender shall pay the Landlord Rent for the period during which the Lender has possession of or occupies the Leased Premises.  In no event, however, shall the Lender be obligated to pay Rent for any period prior to the Lender taking possession of the Leased Premises, or to the extent any of the Tenants has paid Rent for such period.  For the purposes of this Section 5, “Rent” means the amount of base rent (specifically excluding any percentage rent) currently then in effect that such Tenant pays to the Landlord under the Lease, prorated for the period the Lender occupies the Leased Premises.  The Lender shall repair any damage caused by the Lender to the Leased Premises that occurs during its occupancy or possession of the Leased Premises.

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6.
This Collateral Access Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New Jersey.  This Collateral Access Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  No failure on the part of the Lender to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.  This Collateral Access Agreement expresses completely, exclusively and finally all the agreements, conditions and covenants of the parties and does not need evidence (written or oral) of prior, contemporaneous or subsequent statements or representations (express or implied) to reflect the intentions of the parties.  This Collateral Access Agreement may not be supplemented or modified except in writing.  This Collateral Access Agreement inures to the benefit of the Lender and binds the Landlord, and their respective successors and assigns. The Landlord will notify any successor or assign of the terms of this Collateral Access Agreement.  This Collateral Access Agreement does not imply a commitment to lend and shall be binding as long as any credit facility remains outstanding, or any obligations of the Tenants to the Lender remain outstanding or are subject to being set aside, recovered, rescinded or required to be returned for any reason. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS DISCLAIMER AND CONSENT.

[Signature pages follow]

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Dated this the ___ day of __________, 2010.

[LANDLORD]

By:______________________
Name:____________________
Title:_____________________

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Acknowledged and Agreed to by the Lender:

YA GLOBAL INVESTMENTS, L.P.,

a Cayman Island exempt limited partnership

By:____________________________
Name:__________________________
Title:__________________________

Acknowledged and Agreed to by the Tenants:

Cirtran Corporation, a Nevada corporation By:___________________________ Name:_________________________ Title:__________________________	Cirtran Media Corp., a Utah corporation By:___________________________ Name:_________________________ Title:__________________________
Racore Network, Inc., a Utah corporation By:___________________________ Name:_________________________ Title:__________________________	Cirtran Online Corp., a Utah corporation By:___________________________ Name:_________________________ Title:__________________________
Cirtran – Asia, Inc., a Utah corporation By:___________________________ Name:_________________________ Title:__________________________	Cirtran Products Corp., a Utah corporation By:___________________________ Name:_________________________ Title:__________________________
Cirtran Beverage Corp., a Utah corporation By:___________________________ Name:_________________________ Title:__________________________	After Bev Group LLC, a California limited liability company By:___________________________ Name:_________________________ Title:__________________________

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Cirtran Corporation, a Utah corporation By:___________________________ Name:_________________________ Title:__________________________	Racore Technology Corp., a Utah corporation By:___________________________ Name:_________________________ Title:__________________________

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EXHIBIT A

Racore Network, Inc., a Utah corporation
Cirtran – Asia, Inc., a Utah corporation
Cirtran Beverage Corp., a Utah corporation
Cirtran Media Corp., a Utah corporation
Cirtran Online Corp., a Utah corporation
Cirtran Products Corp., a Utah corporation
After Bev Group LLC, a California limited liability company
Racore Technology Corp., a Utah corporation
Cirtran Corporation, a Utah corporation

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Schedule 1
List of Assets Transferred to Katana